Exhibit 4.2

401(k) Non-Standardized Prototype

Adoption Agreement

The Charles Schwab Defined

Contribution Plan and Trust

EnPro Industries, Inc.

Retirement Savings Plan for Salaried Employees

TABLE OF CONTENT

Page

401(K) NON-STANDARDIZED PROTOTYPE ADOPTION AGREEMENT #002

FOR

THE CHARLES SCHWAB DEFINED CONTRIBUTION PLAN AND TRUST #01

Prototype 401(k) Non-Std.	Page 1 of 31	IRS Serial No: M391053a

Section 1. General Plan Information

1.1	Plan Name	EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees

Plan #	004

1.2	Sponsoring Employer	EnPro Industries, Inc.

Address	5606 Carnegie Blvd.

City	Charlotte	State	NC	ZIP Code	28209-4674

Telephone #	(704) 731-1500	Tax ID #	01-0573945	Trust ID #

1.3	Fiscal Year.	☒ A 12-consecutive month period beginning	Jan 1	and ending	Dec 31

☐ Except for a short Fiscal Year beginning

☐ A 52-53 week year ☐ beginning ☐ ending

1.4	Type of Business Entity. (check one)	☒	C-Corporation

		☐	S-Corporation

		☐	Partnership

		☐	Sole Proprietorship

		☐	Tax Exempt Organization

		☐	Limited Liability Company (LLC)

		☐	Limited Liability Partnership (LLP)

		☐	Other (must be a legal entity recognized under Federal income tax laws)

1.5	Adopting Employers. Check here ☒ if there are additional adopting employers and complete the “Adopting Employer Addendum.”

1.6	Plan Administrator	Benefits Commmittee of EnPro Industries, Inc.

Address	5606 Carnegie Blvd.

City	Charlotte	State	NC	ZIP Code	28209-4674

Telephone#	(704) 731-1500	Fax #

1.7	Trustees. The Trustees of the Plan are as selected below. (The use of a trust agreement other than one which has been approved by the Internal Revenue Service for use with this Plan will remove the Plan from M&P status and render it individually designed)

☐ Individual Trustees

Address

City	State	ZIP Code

☒ Corporate Trustee	Charles Schwab Trust Company, a division of Charles Schwab Bank

Address	215 Fremont Street, 6th Floor

City	San Francisco	State	CA	ZIP Code	94105

Prototype 401(k) Non-Std.	Page 2 of 31	IRS Serial No: M391053a

☐	Discretionary Trustee. The corporate Trustee has full discretion in investing the assets of the Plan except as otherwise instructed by the Administrator, by the Employer, by an Investment Manager, by another Named Fiduciary < ☐ or by a Participant in accordance with Section 16.3 of the Adoption Agreement with regard to Participant directed investments >.

☒	Directed Trustee. The corporate Trustee is only permitted to invest the assets of the Plan as directed by the Administrator, by the Employer, by an Investment Manager, by another Named Fiduciary < ☒ or by a Participant in accordance with Section 16.3 of the Adoption Agreement with regard to Participant directed investments >.

1.8	Effective Dates

☐	This is a new plan effective .

☒	This is an amended plan effective Jan 1, 2009 with an original effective date of Oct 1, 1966 .

☐	This is a frozen plan which was frozen . The Plan remains frozen and is being amended and restated effective . The original effective date of the Plan is .

1.9	Plan Year. A 12-consecutive month period beginning Jan 1 and ending Dec 31 .

☐    Except for a short Plan Year beginning                                                                                                .

1.10	Anniversary Date. The Anniversary Date of the Plan is Dec 31 .

1.11	Permitted Contributions. The contributions checked below are currently permitted under the terms of the Plan. (check all that apply)

☒	Pre-Tax Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)

☒	Roth Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)

☐	ADP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 11)

☐	ACP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 12)

☒	Non-Safe Harbor Matching Contributions (see Section 6 of the Adoption Agreement on page 12)

☒	Non-Safe Harbor Non-Elective Contributions (see Section 7 of the Adoption Agreement on page 14)

☒	Qualified Matching Contributions (see Sections 3.7 of the Basic Plan)

☒	Qualified Non-Elective Contributions (see Sections 3.8 of the Basic Plan)

☒	Rollover Contributions (see Section 8 of the Adoption Agreement on page 15 )

☒	Voluntary Employee Contributions (see Section 8 of the Adoption Agreement on page 16)

☐	Deemed IRA Contributions (see Section 8 of the Adoption Agreement on page 16)

☐	Prevailing Wage Contributions (see Section 9 of the Adoption Agreement on page 16)

Section 2. Service Definitions for Eligibility, Vesting and Allocations

2.1	Method of Determining Service. An Employee’s Years of Service/Periods of Service (“Service”) is determined as follows:

	(a)	☐	Counting of Hours Method Only. A Participant’s Service for all purposes is determined by the Counting of Hours Method, and a Year of Service for eligibility and Vesting is determined as selected in (1) and (2) below.

			(1)	Eligibility to Participate. A Year of Service for eligibility purposes is (max. 1,000) Hours of Service and a Break in Service for eligibility purposes is (max. 500) Hours of Service.

			(2)	Vesting. A Year of Service for Vesting purposes is (max. 1,000) Hours of Service and a Break in Service for Vesting purposes is (max. 500) Hours of Service.

	(b)	☒		Elapsed Time Method Only. A Participant’s Service for all purposes is determined by the Elapsed Time Method.

	(c)	☐		A Mixture of Methods. A Participant’s Service for each purpose is determined by the method selected below.

(1) For Eligibility Purposes: (check one)

☐ Elapsed Time Method

☐ Counting of Hours Method. A Year of Service for eligibility purposes is (max. 1,000) Hours of Service and a Break in Service for eligibility purposes is (max. 500) Hours of Service.

Prototype 401(k) Non-Std.	Page 3 of 31	IRS Serial No: M391053a

(2)	For Vesting Purposes: (check one)

	☐	Elapsed Time Method

	☐	Counting of Hours Method. A Year of Service for Vesting purposes is (max. 1,000) Hours of Service and a Break in Service for Vesting purposes is (max. 500) Hours of Service.

(3)	For benefit accrual and allocation purposes: (check one)

	☐	Elapsed Time Method

	☐	Counting of Hours Method

2.2	Predecessor Service. ☒ Service with the following entity or entities will be credited as selected in (a), (b), (c), (d) and (e) below:
(this section need only be completed if the Employer does not maintain the plan of the predecessor employer)

Tex-o-lon from February 1, 1998, Metallic Gaskets from January 1, 1996 through December 31,1997, and USA Parts & Service (effective August 6,

2009).

	(a)	☐	Elective Deferrals, QMACs and QNECs. Service with an entity listed above will be given for eligibility purposes under Section 3.2(a) of the Adoption Agreement.

	(b)	☐	ADP Safe Harbor Contributions. Service with an entity listed above will be given for eligibility purposes under Section3.2(b) of the Adoption Agreement.

	(c)	☐	ACPSafe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

☐ Eligibility purposes under Section 3.2(c) of the Adoption Agreement

☐ Vesting purposes under Section 10.3 of the Adoption Agreement

	(d)	☐	Non-SafeHarbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

☐ Eligibility purposes under Section 3.2(d) of the Adoption Agreement

☐ Vesting purposes under Section 10.4 of the Adoption Agreement

	(e)	☒	Non-SafeHarbor Non-Elective Contributions. Service with an entity listed above will be credited for: (check all that apply)

☐ Eligibility purposes under Section 3.2(e) of the Adoption Agreement

☒ Vesting purposes under Section 10.5 of the Adoption Agreement

2.3	Re-Hired Employees. The Service of an Eligible Employee who Terminates Employment and is rehired after incurring a Break in Service will be credited in accordance with the provisions selected below.

	(a)	☐	One Year Holdout Rule. The One Year Holdout Rule will be applied to rehired Eligible Employees.

	(b)	☒	Ruleof Parity. The Rule of Parity will be applied to non-Vested rehired Eligible Employees.

2.4	Computation Periods. If eligibility and/or Vesting are determined by the Counting of Hours Method, the following will apply:

	(a)	☐	The eligibility computation period will: (check one)

☐ Be based on an Employee’s 12-month employment year

☐ Switch to the Plan Year after an Employee’s initial 12-month employment year

	(b)	☐	The Vesting computation period will be: (check one)

☐ The Plan Year

☐ Based on an Employee’s 12-month employment year

	(c)	An Employee will be deemed to have been credited with a Year of Service for eligibility purposes: (check one)

☐ At the end of the eligibility computation period in which he or she is credited with the required Hours of Service

☐ At the time he or she is actually credited with the required Hours of Service

Prototype 401(k) Non-Std.	Page 4 of 31	IRS Serial No: M391053a

Section 3. Eligibility Requirements

3.1	Eligible Employees. All Employees are Eligible Employees < ☒ except for the class or classes of Employees (as defined in Section 2.1 of the Basic Plan) below who are excluded from participating for the purpose selected >: (check all that apply)

	(a)	☒	Ineligible Classes for Elective Deferrals, QMACs and QNECs.

			☒	Union Employees

			☒	Non-Resident Alien Employees

			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)

			☐	Highly Compensated Employees[1]

			☒	Leased Employees (not otherwise excluded by statute)[1]

			☒	Employees of an Affiliated Employer that does not adopt this Plan[1]

			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees >[1]

			☐	Employees who are paid primarily by salary[1]

			☒	Employees who are paid primarily by the hour[1]

			☐	Employees who are paid primarily by commissions[1]

☒

Other (cannot be age or service related)[1] (1) supplemental contract workers; and (2) part-time and seasonal employees. Any part-time or seasonal employee who works at least 1,000 hours in an eligibility computation period will be eligible to participate.

[1] Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

(b)	☐	Ineligible Classes for ADP Safe Harbor Contributions. Any ineligible classes checked in (a) above are also ineligible for ADP Safe Harbor Contributions. In addition, the classes checked below are ineligible for ADP Safe Harbor Contributions.

		☐	Union Employees (if not already checked in (a) above)

		☐	Key Employees who are also Highly Compensated Employees (if not already checked in (a) above)[1]

		☐	Highly Compensated Employees (if not already checked in (a) above)[1]

☐	Other (cannot be age or service related)[1]

[1] Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

(c)	☐	Ineligible Classes for ACP Safe Harbor Contributions. Any ineligible classes checked in (a) above are also ineligible for ACP Safe Harbor Contributions. In addition, the classes checked below are ineligible for ACP Safe Harbor Contributions.

		☐	Union Employees (if not already checked in (a) above)

		☐	Key Employees who are also Highly Compensated Employees (if not already checked in (a) above)[1]

		☐	Highly Compensated Employees (if not already checked in (a) above)[1]

☐	Other (cannot be age or service related)[1]

[1] Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

Prototype 401(k) Non-Std.	Page 5 of 31	IRS Serial No: M391053a

(d) ☒	Ineligible Classes for Non-Safe Harbor Matching Contributions.

	☒	Union Employees

	☒	Non-Resident Alien Employee

	☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)

	☐	Highly Compensated Employees[1]

	☒	Leased Employees (not otherwise excluded by statute)[1]

	☒	Employees of an Affiliated Employer that does not adopt this Plan[1]

	☐	Key Employees < ☐but only those who are also Highly Compensated Employees >[1]

	☐	Employees who are paid primarily by salary[1]

	☒	Employees who are paid primarily by the hour[1]

	☐	Employees who are paid primarily by commissions[1]

	☒	Other (cannot be age or service related)[1] (1) supplemental contract workers; and (2) part-time and seasonal employees; (3) employees of Air Perfection, Inc.: and (4) effective August 6, 2009, former employees of USA Parts & Service who became employees of the Employer as a result of a business acquisition. Any part-time or seasonal employee who works at least 1,000 hours in an eligibility computation period will be eligible to participate.

[1]	Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

(e) ☒	Ineligible Classes for Non-Safe Harbor Non-Elective Contributions.

	☒	Union Employees

	☒	Non-Resident Alien Employees

	☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)

	☐	Highly Compensated Employees[1]

	☒	Leased Employees (not otherwise excluded by statute)[1]

	☒	Employees of an Affiliated Employer that does not adopt this Plan[1]

	☐	Key Employees < ☐ but only those who are also Highly Compensated Employees >[1]

	☐	Employees who are paid primarily by salary[1]

	☒	Employees who are paid primarily by the hour[1]

	☐	Employees who are paid primarily by commissions[1]

	☒	Other (cannot be age or service related)[1] (1) supplemental contract workers; and (2) part-time and seasonal employees; (3) any Employee accruing benefits under a defined benefit plan of the Employer for any Plan Year; (4) employees of Air Perfection, Inc.; (5) employees of V.W. Kaiser Engineering, Inc; and (6) effective August 6, 2009, former employees of USA Parts & Service who became employees of the Employer as a result of a business acquisition. Any part-time or seasonal employee who works at least 1,000 hours in an eligibility computation period will be eligible to participate.

[1]	Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

3.2	Minimum Age and Service Requirements. An Eligible Employee (see Section 3.1 above) will be eligible to enter the Plan as a Participant for the selected purpose on the applicable Entry Date upon satisfying the following age and/or service requirements:

(a) ☒	Requirements for Elective Deferrals, QMACs and QNECs:

(1) Age Requirement 0 (max. 21 – enter zero if none)

(2) Service Requirement (check one)

☒ A) None

☐ B) 1-Year Period of Service

☐ C) -month Period of Service (max. 12)

☐ D) -week Period of Service (max. 52)

Prototype 401(k) Non-Std.	Page 6 of 31	IRS Serial No: M391053a

			☐	E)	-day Period of Service (max. 365)

			☐	F)	1 Year of Service

			☐	G)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment ☐ in which the Employee is credited with at least Hours of Service per month

			☐	H)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment ☐ in which the Employee is credited with at least Hours of Service per week

			☐	I)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment ☐ in which the Employee is credited with at least Hours of Service per day

(b)	☐	Requirements for ADP Safe Harbor Contributions:

		(1)	Age Requirement (max. 21 – enter zero if none)

		(2)	Service Requirement (check one)

			☐	A)	None

			☐	B)	1-Year Period of Service

			☐	C)	-month Period of Service (max. 12)

			☐	D)	-week Period of Service (max. 52)

			☐	E)	-day Period of Service (max. 365)

			☐	F)	1 Year of Service

			☐	G)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment ☐ in which the Employee is credited with at least Hours of Service per month

			☐	H)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment ☐ in which the Employee is credited with at least Hours of Service per week

			☐	I)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment ☐ in which the Employee is credited with at least Hours of Service per day

(c)	☐	Requirements for ACP Safe Harbor Contributions:

		(1)	Age Requirement (max. 21 – enter zero if none)

		(2)	Service Requirement (check one)

			☐	A)	None

			☐	B)	1-Year Period of Service

			☐	C)	-month Period of Service (max. 12)

			☐	D)	-week Period of Service (max. 52)

			☐	E)	-day Period of Service (max. 365)

			☐	F)	1 Year of Service

			☐	G)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment ☐ in which the Employee is credited with at least Hours of Service per month

			☐	H)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment ☐ in which the Employee is credited with at least Hours of Service per week

			☐	I)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment ☐ in which the Employee is credited with at least Hours of Service per day

(d)	☒	Requirements for Non-Safe Harbor Matching Contributions:

		(1)	Age Requirement 0 (max. 21 – enter zero if none)

		(2)	Service Requirement (check one)

			☒	A)	None

			☐	B)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)

			☐	C)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)

			☐	D)	-week Period of Service (max. 104, but Vesting must be 100% i f more than 52 weeks are used)

			☐	E)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)

Prototype 401(k) Non-Std.	Page 7 of 31	IRS Serial No: M391053a

				☐	F) Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)

				☐	G) 1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment ☐ in which the Employee is credited with at least Hours of Service per month

				☐	H) 1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment ☐ in which the Employee is credited with at least Hours of Service per week

				☐	I) 1 Year of Service, or if earlier, (max. 364) consecutive days of employment ☐ in which the Employee is credited with at least Hours of Service per day

	(e)	☒	Requirements for Non-Safe Harbor Non-Elective Contributions:

			(1)	Age Requirement 0 (max. 21 – enter zero if none)

			(2)	Service Requirement (check one)

				☒	A) None

				☐	B) -Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)

				☐	C) -month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)

				☐	D) -week Period of Service (max. 104, but Vesting must be 100% i f more than 52 weeks are used)

				☐	E) -day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)

				☐	F) Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)

				☐	G) 1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment ☐ in which the Employee is credited with at least Hours of Service per month

				☐	H) 1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment ☐ in which the Employee is credited with at least Hours of Service per week

				☐	I) 1 Year of Service, or if earlier, (max. 364) consecutive days of employment ☐ in which the Employee is credited with at least Hours of Service per day

3.3	Entry Dates. An Eligible Employee who has satisfied the applicable age and service requirements selected in Section 3.2 will enter the Plan as a Participant for the applicable purpose on the Entry Date (as defined in Section 2.2 of the Basic Plan) selected below.

	(a)	☒	Entry Date for Elective Deferrals, QMACs and QNECs: (check one)

Note: If Section 3.2(a)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

			☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

			☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

			☐	The first day of the month coincident with or following the date the requirements are satisfied.

			☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.

			☒	The same day the requirements are satisfied.

			☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.

			☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.

			☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

			☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1]   This option cannot be checked if the age requirement in 3.2(a)(1) is 21 and/or if one of the following service requirements is checked: 3.2(a)(2)(B); 3.2(a)(2)(C) and the number of months is more than 6; 3.2(a)(2)(D) and the number of weeks is more than 26; 3.2(a)(2)(E) and the number of days is more than 182; or 3.2(a)(2)(F).

Prototype 401(k) Non-Std.	Page 8 of 31	IRS Serial No: M391053a

(b)	☐	Entry Date for ADP Safe Harbor Contributions: (check one)

Note: If Section 3.2(b)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

		☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.

		☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

		☐	The first day of the Plan Year nearest the date the requirements are satisfied.

		☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

		☐	The last day of the Plan Year nearest the date the requirements are satisfied.

		☐	The first day of the month coincident with or following the date the requirements are satisfied.

		☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.

		☐	The same day the requirements are satisfied.

		☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.

		☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.

		☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

		☐	The first day of the 1st, 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

		☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

		1	This option cannot be checked if the age requirement in 3.2(b)(1) is 21 and/or if one of the following service requirements is checked: 3.2(b)(2)(B); 3.2(b)(2)(C) and the number of months is more than 6; 3.2(b)(2)(D) and the number of weeks is more than 26; 3.2(b)(2)(E) and the number of days is more than 182; or 3.2(b)(2)(F).

(c)	☐	Entry Date for ACP Safe Harbor Contributions: (check one)

Note: If Section 3.2(b)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

		☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.

		☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

		☐	The first day of the Plan Year nearest the date the requirements are satisfied.

		☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

		☐	The last day of the Plan Year nearest the date the requirements are satisfied.

		☐	The first day of the month coincident with or following the date the requirements are satisfied.

		☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.

		☐	The same day the requirements are satisfied.

		☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.

		☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.

		☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

		☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

		1	This option cannot be checked if the age requirement in 3.2(c)(1) is 21 and/or f one of the following service requirements is checked: 3.2(c)(2)(B); 3.2(a)(2)(C) and the number of months is more than 6; 3.2(c)(2)(D) and the number of weeks is more than 26; 3.2(c)(2)(E) and the number of days is more than 182; or 3.2(c)(2)(F).

Prototype 401(k) Non-Std.	Page 9 of 31	IRS Serial No: M391053a

(d)	☒ EntryDate for Non-Safe Harbor Matching Contributions: (check one)

Note: If Section 3.2(d)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.

☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]

☐	The first day of the Plan Year nearest the date the requirements are satisfied.

☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]

☐	The last day of the Plan Year nearest the date the requirements are satisfied.

☐	The first day of the month coincident with or following the date the requirements are satisfied.

☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.

☒	The same day the requirements are satisfied.

☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.

☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.

☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1]

This option cannot be checked if the age requirement in 3.2(d)(1) is 21 and/or if one of the following service requirements is checked: 3.2(d)(2)(B); 3.2(a)(2)(C) and the number of months is more than 6; 3.2(d)(2)(D) and the number of weeks is more than 26; 3.2(d)(2)(E) and the number of days is more than 182; or 3.2(d)(2)(F).

(e)	☒ EntryDate for Non-Safe Harbor Non-Elective Contributions: (check one)

Note: If Section 3.2(e)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.

☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]

☐	The first day of the Plan Year nearest the date the requirements are satisfied.

☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]

☐	The last day of the Plan Year nearest the date the requirements are satisfied.

☐	The first day of the month coincident with or following the date the requirements are satisfied.

☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.

☒	The same day the requirements are satisfied.

☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.

☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.

☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.

☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1]

This option cannot be checked if the age requirement in 3.2(e)(1) is 21 and/or if one of the following service requirements is checked: 3.2(e)(2)(B); 3.2(a)(2)(C) and the number of months is more than 6; 3.2(e)(2)(D) and the number of weeks is more than 26; 3.2(e)(2)(E) and the number of days is more than 182; or 3.2(e)(2)(F).

Prototype 401(k) Non-Std.	Page 10 of 31	IRS Serial No: M391053a

Section 4. Elective Deferrals

4.1	Elective Deferral Percentage. A Participant can make Elective Deferrals < ☐ beginning (must be on or after the date this Adoption Agreement is signed by the Sponsoring Employer) > in accordance with the provisions selected below.

(a)	Minimum and Maximum Percentage. The minimum permitted Elective Deferral percentage is 0% (enter zero if there is no minimum %) of Compensation and the maximum permitted Elective Deferral percentage is 25% (max. 100%) of Compensation. Any other Elective Deferral provisions will be set forth in an administrative policy regarding Elective Deferrals as promulgated by the Administrator from time to time. Such administrative policy may include, but is not limited to, setting the maximum Elective Deferral percentage for Participants who are Highly Compensated Employees (if such percentage is less than the maximum percentage set forth above) and describing a program of automatic increases to a Participants’ Elective Deferral percentage as elected by the Administrator and/or the Participant.

(b)	Salary Reduction Agreements. A Participant can change his or her Salary Reduction Agreement: (check one)

	☒	At any time

	☐	Annually on the date established by the Administrator

	☐	Semi-annually on the date established by the Administrator

	☐	Quarterly on the date established by the Administrator

	☐	Monthly on the day established by the Administrator

	☐	On the date or dates as established by the Administrator

(c)	☒ Automatic Enrollment. Automatic enrollment is permitted. The terms of the automatic enrollment, including but not limited to the percentage, automatic increases to that percentage, the proportion that is considered a Pre-Tax Elective Deferral and/or a Roth Elective Deferral, and the Participants to whom it applies, will be set forth in an administrative policy regarding Elective Deferrals as promulgated from time to time by the Administrator,

4.2	☒	Catch-Up Contributions. Catch-Up Contributions are permitted in accordance with Section 3.2(e) of the Basic Plan.

4.3	☒	Roth Elective Deferrals. A Participant may designate all or a portion or his or her Elective Deferrals as Roth Elective Deferrals in accordance with Section 3.2(c) of the Basic Plan.

Section 5. ☐ Safe Harbor Contributions

5.1	☐	“Mandatory” ADP Safe Harbor Non-Elective Contributions. Subject to Section 3.20 of the Basic Plan, the Employer will make an ADP Safe Harbor Non-Elective Contribution for each Safe Harbor Participant in an amount equal to 3% (or such higher percentage as may be elected by the Employer by resolution) of Compensation, except as may be indicated below.

		☐	The ADP Safe Harbor Non-Elective Contribution will be used to offset the allocation that would otherwise be made to the Participant under Section 7 of the Adoption Agreement. If Section 7.2(d) of the Adoption Agreement is checked, this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

		☐	This contribution will be made to the following defined contribution plan in lieu of this Plan:

5.2	☐	“Contingent” ADP Safe Harbor Non-Elective Contributions. Subject to Section 3.20 of the Basic Plan, the Employer may make an ADP Safe Harbor Non-Elective Contribution for each Safe Harbor Participant in an amount equal to 3% (or such higher percentage as may be elected by the Employer by resolution) of Compensation, except as may be indicated below,

		☐	The ADP Safe Harbor Non-Elective Contribution will be used to offset the allocation that would otherwise be made to the Participant under Section 7 of the Adoption Agreement. If Section 7.2(d) of the Adoption Agreement is checked, this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

		☐	This contribution will be made to the following defined contribution plan in lieu of this Plan:

5.3	☐	ADP Safe Harbor Basic Matching Contributions. The Employer will make a Matching Contribution for each Safe Harbor Participant equal to the sum of (1) 100% of the Participant’s Elective Deferrals that do not exceed 3% of Compensation for the Allocation Period, plus (2) 50% of the Participant’s Elective Deferrals that exceed 3% of Compensation for the Allocation Period but do not exceed 5% percent of Compensation for the Allocation Period.

Prototype 401(k) Non-Std.	Page 11 of 31	IRS Serial No: M391053a

5.4	☐	ADP Safe Harbor Enhanced Matching Contributions. The Employer will make a Matching Contribution for each Safe Harbor Participant equal to the sum of (1) 100% of the Participant’s Elective Deferrals that do not exceed % of Compensation for the Allocation Period, plus (2) % of the Participant’s Elective Deferrals that exceed % of Compensation but do not exceed % of Compensation for the Allocation Period. (Note: In the blank in (1) and the second blank in (2), insert a number that is 3 but not greater than 6. The first and last blanks in (2) must be completed so that, at any rate of elective deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making ADP Safe Harbor Basic Matching Contributions, but the rate of match cannot increase as deferrals increase.)

Note: You can only select Sections 5.5, 5.6 and/or 5.7 below if you also selected Section 5.1, 5.2, 5.3 or 5.4 above.

5.5	ACP Safe Harbor Discretionary Non-Tiered Matching Contributions. The Employer’s ACP Safe Harbor Discretionary Non-Tiered Matching Contribution is totally discretionary, but when made will be a percentage determined by the Employer of a Safe Harbor Participant’s Elective Deferrals that do not exceed 4% of his or her Compensation for the Allocation Period. (Note: Any ACP Safe Harbor Discretionary Non-Tiered Matching Contribution that exceeds 4% of a Participant’s Compensation is considered a Non-Safe Harbor Matching Contribution and is subject to the ACP Test.)

5.6	ACP Safe Harbor Mandatory Non-Tiered Matching Contributions. The Employer must make an ACP Safe Harbor Mandatory Non-Tiered Matching Contribution equal to % of a Safe Harbor Participant’s Elective Deferrals which do not exceed % (max. 6) of a Safe Harbor Participant’s Compensation for the Allocation Period.

5.7	☐	ACP Safe Harbor Mandatory Tiered Matching Contributions. The Employer must make an ACP Safe Harbor Mandatory Tiered Matching Contribution for each Safe Harbor Participant equal to the amount determined below, provided the ratio of Matching Contributions for a Safe Harbor Participant to his or her Elective Deferrals and Employee Contributions does not increase as the amount of his or her Elective Deferrals and Employee Contributions increases. In no event can Elective Deferrals that exceed 6% of Compensation for the Allocation Period be matched. (Note: The blanks must be completed so that, at any rate of Elective Deferrals, the rate of Matching Contributions cannot increase as Elective Deferrals increase.)

		☐	1st tier % of Elective Deferrals that do not exceed % of Compensation

		☐	2nd tier % of Elective Deferrals that exceed % but not % of Compensation

		☐	3rd tier % of Elective Deferrals that exceed % but not % of Compensation

		☐	4th tier % of Elective Deferrals that exceed % but not % of Compensation

Section 6. ☒ Non-Safe Harbor Matching Contributions

6.1	Determination of Amount. Non-Safe Harbor Matching Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below.

	(a)	☐	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

			☐	% (max. 100%) of a Benefiting Participant’s Elective Deferrals

			☐	% of a Benefiting Participant’s Compensation (this % cannot exceed the minimum deferral % in 4.4(a))

			☐	$ for a Benefiting Participant

			☐	The lesser of % of a Benefiting Participant’s Compensation or $

			☐	% (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☒	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to 100% (max. 100%) of each Benefiting Participant’s Elective Deferrals ☒ not to exceed the following for an Allocation Period:

			☒	Elective Deferrals in excess of 6 % of each Benefiting Participant’s Compensation

			☐	$ for each Benefiting Participant

			☐	The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

Prototype 401(k) Non-Std.	Page 12 of 31	IRS Serial No: M391053a

(d)	☐	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

☐	1st tier % of Elective Deferrals that do not exceed % of Compensation

☐	2nd tier % of Elective Deferrals that exceed % but not % of Compensation

☐	3rd tier % of Elective Deferrals that exceed % but not % of Compensation

☐	4th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	5th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	6th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	7th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	8th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	9th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	10th tier % of Elective Deferrals that exceed % but not % of Compensation

(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service          Matching %

            to                                   %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                   %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                   %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                   %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                   %    < ☐ up to $             > < ☐ up to            % of Compensation >

6.2	Benefiting Participants. Any Employee who has entered the Plan as a Participant for Non-Safe Harbor Matching Contribution purposes and makes an Elective Deferral in an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant under this Section for an Allocation Period based on the conditions below < ☐ provided the Participant is still an Eligible Employee under Section 3.1(d) on the last day of the Allocation Period (or earlier Termination of Employment) >.

(a)	Participants who are still Employees on the last day of the Allocation Period (check one)

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of death or Disability (check one)

☐	Will not be Benefiting Participants for that Allocation Period

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

Prototype 401(k) Non-Std.	Page 13 of 31	IRS Serial No: M391053a

(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)

☐	Will not be Benefiting Participants for that Allocation Period

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

6.3	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 6.1 < ☐ but any limitations selected in such formula will be ignored >.

6.4	☐	Voluntary Employee Contributions. Voluntary Employee Contributions will be matched under the formula selected in Section 6.1 < ☐ but any limitations selected in such formula will be ignored >.

6.5	☒	Additional Non-Safe Harbor Matching Contributions. An Employer may make additional Non-Safe Harbor Matching Contributions as selected in the “Additional Non-Safe Harbor Matching Contribution Addendum” attached hereto.

Section 7. ☒ Non-Safe Harbor Non-Elective Contributions

7.1	Determination of Amount. Non-Safe Harbor Non-Elective Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, and the amount made by the Employer for any
Allocation Period will be determined by the formula below. (check one)

☐	Totally discretionary on the part of the Employer

☐	Equal to at least 2 % of the Compensation of all Benefiting Participants

☐	Equal to at least $

☐	As required by the following collective bargaining agreement

☐	Other (describe how the amount is determined)

7.2	Allocation Method. Non-Safe Harbor Non-Elective Contributions made to the Plan will be allocated in the manner selected below.

(a)	☒ Pro-rata based on the Compensation for the Allocation Period of all Benefiting Participants.

(b)	☐ Per capita (same dollar amount) for the Allocation Period to all Benefiting Participants.

(c)	☐ Pro-rata based on the allocation points of all Benefiting Participants. Each Participant’s allocation points for each Allocation Period will be the sum of the points selected below. (check all that apply, but 1) or 2) must be checked)

☐	1) points for each year of a Participant’s age

☐	2) points for each of a Participant’s credited Years/Periods of Service < ☐ to a maximum of years >

☐	3) points per each $ (max. $200) of a Participant’s Compensation paid in the Allocation Period

(d)	☐ Using permitted disparity in < ☐ a 2-step allocation only > < ☐ a 4-step allocation only > < ☐ a 2-step allocation in non-Top Heavy Plan Years and a 4-step allocation in Top Heavy Plan Years >, in accordance with Section 3.5(a)(4) of the Basic Plan, based on the integration percentage and the integration level selected below.

Integration %	Integration Level

☐ 5.7%	☐ The Taxable Wage Base

☐ % of the Taxable Wage Base (must be 20 % or less of the Taxable Wage Base)

☐ $ (amount must be 20% or less of the Taxable Wage Base)

☐ 5.4%	☐ 80% of the Taxable Wage Base rounded up < ☐ $1 > < ☐ $100 > < ☐ $1,000 >

☐ % of the Taxable Wage Base (must be more than 80% but less than 100%)

☐ $ (amount must be more than 80% but less than 100% of the Taxable Wage Base)

☐ 4.3%	☐ 20% of the Taxable Wage Base rounded up < ☐ $1 > < ☐ $100 > < ☐ $1,000 >

☐ % of the Taxable Wage Base (must be more than 20% but not more than 80%)

☐ $ (amount must be more than 20% but not more than 80% of the Taxable Wage Base)

Prototype 401(k) Non-Std.	Page 14 of 31	IRS Serial No: M391053a

	(e)	☐	Using the Participant Group Allocation method as set forth in the “Allocation Group Addendum” attached hereto.

	(f)	☐	Using the Age Weighted Allocation method determined with the assumptions indicated below.

			Pre-Retirement Interest: %	Pre-Retirement Mortality:

			Post-Retirement Interest: %	Post-Retirement Mortality:

7.3	Benefiting Participants. An Employee who is a Participant for Non-Safe Harbor Non-Elective Contribution purposes will be a Benefiting Participant under this Section for an Allocation Period based on the conditions below < ☐ provided the Participant is still an Eligible Employee under Section 3.1(e) on the last day of the Allocation Period (or earlier Termination of Employment) >.

	(a)	Participants who are still Employees on the last day of the Allocation Period (check one)

		☒	Will always be Benefiting Participants regardless of Service

		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of death or Disability (check one)

		☐	Will not be Benefiting Participants for that Allocation Period

		☒	Will always be Benefiting Participants regardless of Service

		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)

		☐	Will not be Benefiting Participants for that Allocation Period

		☒	Will always be Benefiting Participants regardless of Service

		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

7.4	Additional Non-Safe Harbor Non-Elective Contributions. An Employer may make additional Non-Safe Harbor Non-Elective Contributions as selected in the “Additional Non-Safe Harbor Non-Elective Contribution Addendum” attached hereto.

Section 8. ☒ Rollovers and Employee Contributions

8.1	☒	Rollover Contributions. Rollover Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below.

	(a)	Rollover Contributions can be made to the Plan by: (check one)

		☐	Any Employee (including those who are not Eligible Employees)

		☒	Any Eligible Employee (whether a Participant or not)

		☐	Any Eligible Employee who has become a Participant for Elective Deferral purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Matching Contribution purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Non-Elective Contribution purposes

	(b)	Rollover Contributions will be accepted from the following types of plans: (check any that apply)

		☒	Code §401(a) plans (qualified retirement plans)

		☒	Code §403(a) plans (qualified annuity plans)

		☒	Code §403(b) plans (annuities purchased by a Code §501(c)(3) organization and certain educational institutions)

Prototype 401(k) Non-Std.	Page 15 of 31	IRS Serial No: M391053a

		☒	Code §1408(a) plans (individual retirement accounts)

		☒	Code §408(b) plans (individual retirement annuities)

		☒	Code §1457(b) plans (governmental only)

	(c)	Rollover Contributions can also include the following: (check all that apply)

		☒	Roth Elective Deferrals (Note: Can be checked only if this Plan also permits Roth Elective Deferrals)

		☒	Voluntary Employee Contributions

		☐	Mandatory Employee Contributions

		☐	Participant loans

		☐	In kind distributions (other than Participant loans)

	(d)	Rollover Contributions can be withdrawn from the Plan: (check one)

		☒	At any time

		☐	Annually on a date set by the Administrator

		☐	Semi-annually on dates set by the Administrator

		☐	Quarterly on dates set by the Administrator

		☐	Monthly on dates set by the Administrator

		☐	Only upon Termination of Employment and only at the time selected in Section 15.5 of the Adoption Agreement

	(e)	Rollover Contributions which are withdrawn from the Plan < ☒ can > < ☐ cannot > be redeposited in the Plan.

8.2	☒	Voluntary Employee Contributions. Voluntary Employee Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below.

	(a)	Voluntary Employee Contributions can be made to the Plan by: (check one)

		☒	Any Eligible Employee who has become a Participant for Elective Deferral purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Matching Contribution purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Non-Elective Contribution purposes

	(b)	Minimum and Maximum Contribution. The minimum permitted Voluntary Employee Contribution is 0% (enter zero if no minimum) of Compensation and the maximum permitted contribution is 25% (max. 100) of Compensation. Voluntary Employee Contributions can be made < ☐ annually > < ☐ monthly > < ☒ each payroll period >.

	(c)	Voluntary Employee Contributions can be withdrawn from the Plan: (check one)

		☒	At any time

		☐	Annually on a date set by the Administrator

		☐	Semi-annually on dates set by the Administrator

		☐	Quarterly on dates set by the Administrator

		☐	Monthly on dates set by the Administrator

		☐	Only upon Termination of Employment and only at the time selected in Section 15.5 of the Adoption Agreement

8.3	☐	Deemed IRAs. Deemed Individual Retirement Accounts are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below. (check one)

		☐	Any Eligible Employee who has become a Participant for Elective Deferral purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Matching Contribution purposes

		☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Non-Elective Contribution purposes

Section 9. ☐ Prevailing Wage Contributions

9.1	Prevailing Wage Contributions. Subject to Section 3.6 of the Basic Plan, the Employer will make contributions to the Plan for the Prevailing Wage Service of each Participant < ☐ who is an NHCE >. The Administrator may promulgate additional rules and procedures regarding Prevailing Wage Contributions in an administrative policy regarding Prevailing Wage Contributions.

9.2	Vesting. Prevailing Wage contributions are 100% Vested at all times unless they are “annualized” pursuant to Department of Labor Regulations, in which case they will be Vested in accordance with the schedule selected in Section 10.6 of the Adoption Agreement. Notwithstanding the foregoing, to the extent a Prevailing Wage contribution is used to offset an Employer contribution that is required to be 100% Vested at all times, such Prevailing Wage contribution will also be 100% Vested at all times.

Prototype 401(k) Non-Std.	Page 16 of 31	IRS Serial No: M391053a

Section 10. Vesting Requirements

10.1	Full and immediate Vesting Upon Retirement, Death or Disability. A Participant’s Vested Interest in his or her Participant’s Account will be 100% upon reaching Normal Retirement Age and upon the occurrence of the following: (check all that apply)

	☐	Reaching Early Retirement Age

	☒	Death prior to Termination of Employment

	☒	Disability prior to Termination of Employment

10.2	Elective Deferrals, CIMACs, CINECs and ADP Safe Harbor Contributions. A Participant’s Vested Interest in all Elective Deferrals, QMACS, QNECs and ADP Safe Harbor Contributions allocated to him or her will be 100% at all times.

10.3	☐	ACP Safe Harbor Matching Contributions. A Participant’s Vested Interest in his or her ACP Safe Harbor Matching Contribution Account will be determined by the provisions selected below.

	(a)	The Vesting schedule for ACP Safe Harbor Matching Contributions in a non-Top Heavy Plan Year is: (check one)

		☐	100% full and immediate

		☐	The schedule set forth below

			1 Year / Period of Service	%

			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	% (must be at least 40%)

			4 Years / Periods of Service	% (must be at least 60%)

			5 Years / Periods of Service	% (must be at least 80%)

			6 Years / Periods of Service	% (must be 100%)

	(b)	The Vesting schedule for ACP Safe Harbor Matching Contributions in a Top Heavy Plan Year is: (check one)

		☐	100% fulland immediate

		☐	The schedule set forth below

			1 Year / Period of Service	%

			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	% (must be at least 40%)

			4 Years / Periods of Service	% (must be at least 60%)

			5 Years / Periods of Service	% (must be at least 80%)

			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraphs (a) and (b) above, a Participant’s Vested Interest in ACP Safe Harbor Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the ACP Safe Harbor Matching Contribution Account except the following: (check all that apply)

☐ Service before age 18

☐ Service before the Employer maintained this Plan or a predecessor plan

☐ Service during a period for which the Employee made no mandatory contributions to the Plan

10.4	☒	Non-Safe Harbor Matching Contributions. A Participant’s Vested Interest in his or her Non-Safe Harbor Matching Contribution Account will be determined by the provisions below selected below.

	(a)	The Vesting schedule for Non-Safe Harbor Matching Contributions in a non-Top Heavy Plan Year is: (check one)

		☒	100% full and immediate

		☐	The schedule set forth below

			1 Year / Period of Service	%

			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	% (must be at least 40%)

			4 Years / Periods of Service	% (must be at least 60%)

			5 Years / Periods of Service	% (must be at least 80%)

			6 Years / Periods of Service	% (must be 100%)

Prototype 401(k) Non-Std.	Page 17 of 31	IRS Serial No: M391053a

	(b)	The Vesting schedule for Non-Safe Harbor Matching Contributions in a Top Heavy Plan Year is: (check one)

		☒	100% full and immediate

		☐	The schedule set forth below

			1 Year / Period of Service	%

			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	% (must be at least 40%)

			4 Years / Periods of Service	% (must be at least 60%)

			5 Years / Periods of Service	% (must be at least 80%)

			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraphs (a) and (b) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Matching Contribution Account except the following: (check all that apply)

☐ Service before age 18

☐ Service before the Employer maintained this Plan or a predecessor plan

☐ Service during a period for which the Employee made no mandatory contributions to the Plan

10.5	☒	Non-Safe Harbor Non-Elective Contributions. A Participant’s Vested Interest in all Non-Safe Harbor Non-Elective Contributions allocated to him or her will be determined by the provisions selected below.

	(a)	The Vesting schedule for Non-Safe Harbor Non-Elective Contributions in a non-Top Heavy Plan Year is: (check one)

		☐	100% full and immediate

		☐	7 Year Graded

		☐	5 Year Cliff

		☒	The schedule set forth below

			1 Year / Period of Service	0%

			2 Years / Periods of Service	0% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	100% (must be at least 40%)

			4 Years / Periods of Service	100% (must be at least 60%)

			5 Years / Periods of Service	100% (must be at least 80%)

			6 Years / Periods of Service	100% (must be 100%)

	(b)	The Vesting schedule for Non-Safe Harbor Non-Elective Contributions in a Top Heavy Plan Year is: (check one)

		☒	100% full and immediate

		☐	The schedule set forth below

			1 Year / Period of Service	%

			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

			3 Years / Periods of Service	% (must be at least 40%)

			4 Years / Periods of Service	% (must be at least 60%)

			5 Years / Periods of Service	% (must be at least 80%)

			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)

☐ Service before age 18

☐ Years of Service before the Employer maintained this Plan or a predecessor plan

☐ Years of Service during a period for which the Employee made no mandatory contributions to the Plan

Prototype 401(k) Non-Std.	Page 18 of 31	IRS Serial No: M391053a

10.6	☐

Prevailing Wage Contributions. Except as otherwise provided in Section 9.2 of the Adoption Agreement, a Participant’s Vested Interest in all Prevailing Wage contributions allocated to him or her will be determined by the provisions below.

	(a)	The Vesting schedule for Prevailing Wage Contributions in a non-Top Heavy Plan Year is: (check one)
☐ 100% full and immediate
☐ 7 Year Graded
☐ 5 Year Cliff
☒ The schedule set forth below
1 Year / Period of Service %
2 Years / Periods of Service % (must be at least 20% unless 100% Vesting occurs after 3 years)
3 Years / Periods of Service % (must be at least 40%)
4 Years / Periods of Service % (must be at least 60%)
5 Years / Periods of Service % (must be at least 80%)
6 Years / Periods of Service % (must be 100%)
	(b)	The Vesting schedule for Prevailing Wage Contributions in a Top Heavy Plan Year is: (check one)
☐ 100% full and immediate
☐ The schedule set forth below
1 Year / Period of Service %
2 Years / Periods of Service % (must be at least 20% unless 100% Vesting occurs after 3 years)
3 Years / Periods of Service % (must be at least 40%)
4 Years / Periods of Service % (must be at least 60%)
5 Years / Periods of Service % (must be at least 80%)
6 Years / Periods of Service % (must be 100%)
(c)

        ☐    Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Prevailing Wage

                Contribution Account except the following: (check all that apply)

☐ Years of Service before age 18
☐ Years of Service before the Employer maintained this Plan or a predecessor plan
☐ Years of Service during a period for which the Employee made no mandatory contributions to the Plan

Section 11. Compensation Definitions

11.1	☒	Elective Deferrals. A Participant’s Compensation for Elective Deferral purposes will be determined as selected below.
	(a)	Compensation is defined as: (check one)
☒ Form W-2 Compensation
☐ Code §3401 Compensation
☐ Safe Harbor Code §415 Compensation
	(b)	Elective contributions under Code §125, §132(f)(4), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
☒ Be included as Compensation
☐ Not be included as Compensation
	(c)	The Compensation measuring period is the: (check one)
☒ Plan Year
☐ Fiscal Year ending on or within the Plan Year
☐ Calendar year ending on or within the Plan Year
	(d)	☒ The following categories of remuneration will not be counted as Compensation: (check all that apply)
☐ 1) Compensation received prior to becoming a Participant
☐ 2) Compensation received while an ineligible Employee under Section 3.1(a) of the Adoption Agreement
☐ 3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
☐ 4) Post-Severance Compensation [1]

Prototype 401(k) Non-Std.	Page 19 of 31	IRS Serial No: M391053a

☐	5) Deemed 125 Compensation [1]

☐	6) Bonuses [1]

☐	7) Overtime [1]

☐	8) Commissions [1]

☒	9) Other (describe) [1] See 1 in Addendum

[1]

If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐ Highly Compensated Employees

☐ Other (cannot be a class that only includes NHCEs)

11.2	☐	ADP Safe Harbor Contributions. A Participant’s Compensation for purposes of any ADP Safe Harbor Contributions contributed under Section 5 of the Adoption Agreement will be determined as selected below.

(a)	Compensation is defined as: (check one)

☐	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☐	Be included as Compensation

☐	Not be included as Compensation

(c)	The Compensation measuring period is the: (check one)

☐	Plan Year

☐	Fiscal Year ending on or within the Plan Year

☐	Calendar year ending on or within the Plan Year

(d)	☐	The following categories of remuneration will not be counted as Compensation: (check all that apply)

☐	1) Compensation received prior to becoming a Participant

☐	2) Compensation received while an ineligible Employee under Section 3.1(a) and (b) of the Adoption Agreement

☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐	4) Post-Severance Compensation [1]

☐	5) Deemed 125 Compensation [1]

☐	6) Bonuses [1]

☐	7) Overtime [1]

☐	8) Commissions [1]

☐	9) Other (describe) [1]

[1]

If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐	Highly Compensated Employees

☐	Other (cannot be a class that only includes NHCEs)

Prototype 401(k) Non-Std.	Page 20 of 31	IRS Serial No: M391053a

11.3	☐	ACP Safe Harbor Contributions. A Participant’s Compensation for purposes of any ACP Safe Harbor Contributions contributed under Section 5 of the Adoption Agreement will be determined as selected below.

(a)	Compensation is defined as: (check one)

☐	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☐	Be included as Compensation

☐	Not be included as Compensation

(c)	The Compensation measuring period is the: (check one)

☐	Plan Year

☐	Fiscal Year ending on or within the Plan Year

☐	Calendar year ending on or within the Plan Year

(d)	☐	The following categories of remuneration will not be counted as Compensation: (check all that apply)

☐	1) Compensation received prior to becoming a Participant

☐	2) Compensation received while an ineligible Employee under Sections 3.1(a) and (c) of the Adoption Agreement

☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐	4) Post-Severance Compensation [1]

☐	5) Deemed 125 Compensation [1]

☐	6) Bonuses [1]

☐	7) Overtime [1]

☐	8) Commissions [1]

☐	9) Other (describe) [1]

[1]

If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐	Highly Compensated Employees

☐ Other (cannot be a class that only includes NHCEs)

11.4	☒	Non-Safe Harbor Matching Contributions. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contributions contributed under Section 6 of the Adoption Agreement will be determined as selected below.

(a)	Compensation is defined as: (check one)

☒	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☒	Be included as Compensation

☐	Not be included as Compensation

(c)	The Compensation measuring period is the: (check one)

☒	Plan Year

☐	Fiscal Year ending on or within the Plan Year

☐	Calendar year ending on or within the Plan Year

(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)

☐	1) Compensation received prior to becoming a Participant for Non-Safe Harbor Matching Contributions

☐	2) Compensation received while an ineligible Employee under Sections 3.1(d) of the Adoption Agreement

Prototype 401(k) Non-Std.	Page 21 of 31	IRS Serial No: M391053a

☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐	4) Post-Severance Compensation [1]

☐	5) Deemed 125 Compensation [1]

☐	6) Bonuses [1]

☐	7) Overtime [1]

☐	8) Commissions [1]

☒	9) Other (describe) [1] See 2 in Addendum

[1]

If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐	Highly Compensated Employees

☐	Other (cannot be a class that only includes NHCEs)

11.5	☒	Non-Safe Harbor Non-Elective Contributions. A Participant’s Compensation for purposes of Non-Safe Harbor Non-Elective Contributions contributed under Section 7 of the Adoption Agreement will be determined as selected below.

(a)	Compensation is defined as: (check one)

☒	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☒	Be included as Compensation

☐	Not be included as Compensation

(c)	The Compensation measuring period is the: (check one)

☒	Plan Year

☐	Fiscal Year ending on or within the Plan Year

☐	Calendar year ending on or within the Plan Year

(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)

☐	1) Compensation received prior to becoming a Participant for Non-Safe Harbor Non-Elective Contributions

☐	2) Compensation received while an ineligible Employee under Sections 3.1(e) of the Adoption Agreement

☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐	4) Post-Severance Compensation [1]

☐	5) Deemed 125 Compensation [1]

☐	6) Bonuses [1]

☐	7) Overtime [1]

☐	8) Commissions [1]

☒	9) Other (describe) [1] See 3 in Addendum

[1]

If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐	Highly Compensated Employees

☐	Other (cannot be a class that only includes NHCEs)

Prototype 401(k) Non-Std.	Page 22 of 31	IRS Serial No: M391053a

	(f)	☐ Imputed Compensation During Periods of Disability. Subject to Section 1.39(c) and Section 1.41(g) of the Basic Plan, a Participant’s Compensation will be imputed during periods of total disability (as defined in Code §22(e)(3)) in determining or allocating Non-Safe Harbor Non-Elective Contributions. Any such imputation will be limited to the number of Plan Years (and Limitation Years) specified in an administrative policy, and the number of such Plan Years and Limitations Years can be different for affected Participants who are HCEs and those who are NHCEs.

11.6	☒	Voluntary Employee Contributions. A Participant’s Compensation for purposes of any Voluntary Employee Contributions contributed under Section 8.2 of the Adoption Agreement will be determined as selected below.

	(a)	Compensation is defined as: (check one)

☒ Form W-2 Compensation

☐ Code §3401 Compensation

☐ Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☒ Be included as Compensation

☐ Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)

☒ Plan Year

☐ Fiscal Year ending on or within the Plan Year

☐ Calendar year ending on or within the Plan Year

	(d)	☒ The following categories of remuneration will not be counted as Compensation: (check all that apply)

☐ 1) Compensation received prior to becoming a Participant

☐ 2) Compensation received while an ineligible Employee under Sections 3.1(a) of the Adoption Agreement

☐ 3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐ 4) Post-Severance Compensation [1]

☐ 5) Deemed 125 Compensation [1]

☐ 6) Bonuses [1]

☐ 7) Overtime [1]

☐ 8) Commissions [1]

☒ 9) Other (describe) [1] See 4 in Addendum

[1]         If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

	(e)	☐ The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐ Highly Compensated Employees

☐ Other (cannot be a class that only includes NHCEs)

11.7	Code §415(c)(3) Compensation for Top Heavy Allocation Purposes and Key Employee Determinations. An Employee’s Code §415(c)(3) Compensation used to determine any Top Heavy Minimum Allocations and whether an Employee is also a Key Employee is based on the selection below.

	☒	Form W-2 Compensation

	☐	Code §3401 Compensation

	☐	Safe Harbor Code §415 Compensation

	☐	Statutory Code §415 Compensation

11.8	Code §415(c)(3) Compensation for Code §415 Limitation Determinations. An Employee’s Code §415(c)(3) Compensation used to determine the Employee’s Annual Addition limitation under Article 6 of the Basic Plan is based on the selection below.

	☒	Form W-2 Compensation

	☐	Code §3401 Compensation

	☐	Safe Harbor Code §415 Compensation

	☐	Statutory Code §415 Compensation

Prototype 401(k) Non-Std.	Page 23 of 31	IRS Serial No: M391053a

11.9	Code §415(c)(3) Compensation for Highly Compensated Employee Determinations and Other Statutory Purposes. An Employee’s Code §415(c)(3) Compensation used to determine whether the Employee is also a Highly Compensated Employee, and for other statutory purposes that do not appear elsewhere in this Adoption Agreement, is based on the selection below.

	☒	Form W-2 Compensation

	☐	Code §3401 Compensation

	☐	Safe Harbor Code §415 Compensation

	☐	Statutory Code §415 Compensation

Section 12. ☒ Allocation of Forfeitures

12.1	Time When Forfeitures Occur. Forfeitures of any kind will occur: (check one)

	☒	When a Terminated Participant’s entire Vested Account has been distributed (or after 5 consecutive Breaks in Service, if earlier)

	☐	After a Terminated Participant incurs ______ (max. 5) consecutive Breaks in Service

12.2	☐	ACP Safe Harbor Matching Contributions. Forfeitures of ACP Safe Harbor Matching Contributions which are not used to pay administrative expenses as permitted under Section 3.13(b) of the Basic Plan will be allocated (or used) as follows:

	(a)	Forfeitures attributable to ACP Safe Harbor Matching Contributions will be: (check one)

		☐	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

		☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

		☐	3) Allocated to Benefiting Participants pro-rata based on his or her Compensation for the Plan Year

	(b)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under paragraph (a)(3) above:

			☐	Those who are Participants for Elective Deferral purposes (whether they defer or not)

			☐	Those who are Participants for Non-Safe Harbor Matching Contribution purposes

			☐	Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

12.3	☒	Non-Safe Harbor Matching Contributions. Forfeitures of Non-Safe Harbor Matching Contributions which are not used to pay administrative expenses as permitted under Section 3.13(b) of the Basic Plan will be allocated (or used) as follows:

	(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)

		☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

		☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

		☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

	(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:

			☐	Pro-rata based on his or her Compensation for the Plan Year

			☐	Pro-rata based on his or her Elective Deferrals for the Plan Year

			☐	Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year

			☐	Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under paragraph (a)(3) above:

			☐	Those who are Participants for Elective Deferral purposes

			☐	Those who are Participants for Non-Safe Harbor Matching Contribution purposes

			☐	Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 6.2 of the Adoption Agreement.

Prototype 401(k) Non-Std.	Page 24 of 31	IRS Serial No: M391053a

12.4	☒	In Non-Safe Harbor Non-Elective Contributions. Forfeitures of Non-Safe Harbor Non-Elective Contributions which are not used to pay administrative expenses as permitted under Section 3.13(b) of the Basic Plan will be allocated (or used) as follows:

	(a)	Forfeitures attributable to Non-Safe Harbor Non-Elective Contributions will be: (check one)

☒ 1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

☐ 2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

☐ 3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

	(b)	☐ Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:

☐ Pro-rata based on his or her Compensation for the Plan Year

☐ Pro-rata based on his or her Elective Deferrals for the Plan Year

☐ Pro-rata based on his or her Non-Safe Harbor Non-Elective Contributions for the Plan Year

☐ Pro-rata based on his or her Non-Safe Harbor Non-Elective Contribution Account balance

	(c)	☐ Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under paragraph (a)(3) above:

☐ Those who are Participants for Elective Deferral purposes

☐ Those who are Participants for Non-Safe Harbor Matching Contribution purposes

☐ Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐ Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 7.3 of the Adoption Agreement.

Section 13. Allocation of Earnings and Losses

13.1	Allocation Method. Investment earnings and losses will be allocated to each Participant’s Account in a non-discriminatory manner in accordance with the terms of Section 3.12 of the Basic Plan.

Section 14. Normal and Early Retirement Age

14.1	Normal Retirement Age. The Plan’s Normal Retirement Age is Age 65 (max. 65)

	☐	Or the (max. 5th) anniversary of becoming a Participant in the Plan, if later

	☐	Or the date the Participant is credited with at least Years/Periods of Service, if later, but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant in the Plan

14.2	Normal Retirement Date. The Plan’s Normal Retirement Date is as selected below. (check one)

	☐	The Anniversary Date following the date a Participant reaches Normal Retirement Age

	☐	The Anniversary Date nearest the date a Participant reaches Normal Retirement Age

	☐	The first day of the month following the date a Participant reaches Normal Retirement Age

	☐	The first day of the month nearest the date a Participant reaches Normal Retirement Age

	☒	The same date a Participant reaches Normal Retirement Age

14.3	☐	Early Retirement Age. Early Retirement is permitted, and the Plan’s Early Retirement Age is Age (max. 64)

	☐	Or if later, the date the Participant is credited with at least Years/Periods of Service

	☐	Provided the Participant is also credited with at least Years/Periods of Service

14.4	☐	Early Retirement Date. The Early Retirement Date is as selected below. (check one)

	☐	Any Anniversary Date after a Participant reaches Early Retirement Age

	☐	The first day of any month after a Participant reaches Early Retirement Age

	☐	Any date after a Participant reaches Early Retirement Age

Prototype 401(k) Non-Std.	Page 25 of 31	IRS Serial No: M391053a

Section 15. Distribution Provisions

15.1	Normal Form of Distribution for Distributions Other Than Death Benefits. The benefit payable to a Participant who Terminates Employment with the Employer for reasons other than death will be distributed in the manner selected below.

	(a)	☒	Lump Sum Payment < ☐ and the Optional Forms of Distribution are: (check all that apply) >

		☐	Installment payments

		☐	Partial payments as requested from time to time by the Participant

		☐	Any form of annuity which can be purchased from an insurance company (subject to the QJSA rules)

	(b)	☐	Installment Payments < ☐ and the Optional Forms of Distribution are: (check all that apply) >

		☐	A lump sum payment

		☐	Partial payments as requested from time to time by the Participant

		☐	Any form of annuity which can be purchased from an insurance company (subject to the QJSA rules)

	(c)	☐	Qualified Joint and Survivor Annuity < ☐ and the Optional Forms of Distribution are: (check all that apply) >

		☐	A lump sum payment

		☐	Installment payments

		☐	Partial payments as requested from time to time by the Participant

		☐	Any other form of annuity which can be purchased from an insurance company

15.2	Distribution of Benefits Because of Retirement. With respect to a Participant who Terminates Employment because of retirement or on or after his or her Normal (or Early) Retirement Date, distribution will be made in a form permitted under Section 15.1 and will occur within an administratively reasonable time after the Participant’s Normal (or Early) Retirement Date.

15.3	Distribution of Benefits Because of Disability. With respect to a Participant who Terminates Employment because of his or her Disability, distribution will be made in a form permitted under Section 15.1 and in accordance with the provisions selected below.

	(a)	Time of Distribution. Distribution of a Disability Benefit will be made: (check one)

		☒	Within an administratively reasonable time after Termination of Employment

		☐	In accordance with the distribution requirements in Section 15.5 below

	(b)	Definition of Disability. A Participant will be considered to have suffered a Disability for Plan purposes if the Participant suffers a mental or physical impairment while still an Employee which: (check all that apply)

		☐	In the opinion of a physician acceptable to the Administrator, totally and permanently prevents the Participant from engaging in any occupation for pay or profit.

		☐	In the opinion of a physician acceptable to the Administrator, totally and permanently prevents the Participant from performing customary and usual duties for the Employer.

		☐	In the opinion of the Social Security Administration, qualifies the Participant for disability benefits under the Social Security Act in effect on the date the Participant suffers the mental or physical impairment.

		☒	In the opinion of the insurance company, qualifies the Participant for benefits under an Employer-sponsored long-term disability plan which is administered by an independent third party.

	(c)	☐	Exceptions. Notwithstanding (b) above, a Participant will not be considered to have suffered a Disability for purposes of the Plan if the mental or physical impairment is the result of: (check all that apply)

		☐	The illegal use of drugs or intoxicants

		☐	An intentionally self-inflicted injury or sickness

		☐	An injury suffered as a result of an unlawful or criminal act by the Participant

15.4	Distribution of Benefits Upon Death. With respect to any portion of a deceased Participant’s Vested Aggregate Account which is subject to the QJSA requirements, any death benefit payable therefrom to such deceased Participant’s surviving Spouse will be distributed as a Qualified Pre-Retirement Survivor Annuity unless the QPSA has been waived by the Participant in accordance with Section 5.8 of the Basic Plan (or has been waived by the surviving Spouse if elected in paragraph (c) below). With respect to any death benefit payable to a non-Spouse Beneficiary, any death benefit payable to a surviving Spouse where the QPSA has been waived, or any death benefit payable from a portion of a deceased Participant’s Vested Aggregate Account which is not subject to the QJSA requirements, any such death benefit will be distributed in the form of distribution selected in paragraph (a) below.

Prototype 401(k) Non-Std.	Page 26 of 31	IRS Serial No: M391053a

	(a)	Form of distribution (other than a required QPSA). A Beneficiary can elect to have a death benefit (other than a QPSA) to which he or she is entitled distributed in the following manner: (check all that apply)

☒ In a lump sum payment

☐ In installment payments (if elected by the Beneficiary)

☐ In partial payments as requested from time to time by the Beneficiary

☐ Any form of annuity which can be purchased from an insurance company (subject to the QPSA rules)

	(b)	Value of QPSA. With respect to any portion of a deceased Participant’s Vested Aggregate Account which is subject to the QJSA requirements, the value of a QPSA is:

☐ 50% of the deceased Participant’s Vested Aggregate Account

☐ 100% of the deceased Participant’s Vested Aggregate Account

	(c)	Spousal Waiver of QPSA. With respect to any portion of a deceased Participant’s Vested Aggregate Account which is subject to the QJSA requirements, if a Participant did not waive the QPSA prior to death, the deceased Participant’s surviving Spouse is < ☐ not > permitted to waive the QPSA after the Participant’s death.

15.5	Distribution of Benefits for Reasons Other than Retirement, Death or Disability. With respect to a Participant who Terminates Employment for reasons other than retirement, death or Disability, distribution will be made in a form permitted under Section 15.1 and will occur within an administratively reasonable time after the date selected below.

	☐	The Participant has a 1-year Break in Service

	☐	The Participant has (max. 5) consecutive 1-year Breaks in Service

	☐	The end of the Plan Year in which the Participant Terminates Employment

	☐	The Participant Terminates Employment

	☐	The Participant Terminates Employment, but not more than days after Termination of Employment

	☐	The Participant Terminates Employment, but not earlier than days after Termination of Employment

	☐	The next Valuation Date of the Plan

	☒	The Participant requests payment

	☐	The date the Participant reaches his or her Normal (or Early) Retirement Age under the Plan

15.6	☒	Mandatory Cash-Outs. Subject to Section 5.5 of the Basic Plan, the Administrator will distribute a Vested Aggregate Account without the consent of any Participant who Terminates Employment based on the threshold selected below.

	☐	$5,000 < ☐ including > < ☐ excluding > Rollover Contributions

	☒	$1,000 including Rollover Contributions

	☐	$ (must be less than $5,000 but more than $1,000) including Rollover Contributions

	☐	$ (must be less than $1, 000) including Rollover Contributions

15.7	☒	In-Service Distributions. Distributions may be made to a Participant < ☐ who is a NHCE > while he or she is still employed by the Employer as selected below.

	(a)	☒ Distributions to Participants Still Employed After Normal Retirement Age. Subject to Section 4.2 of the Basic Plan, a Participant who has reached Normal Retirement Age but has not Terminated Employment with the Employer can withdraw all or any portion of his or her Vested Aggregate Account balance.

	(b)	☒ Distributions to Participants Still Employed Before Normal Retirement Age. Subject to Section 5.17 of the Basic Plan, a Participant who has not reached Normal Retirement Age and has not Terminated Employment with the Employer can withdraw all or any portion of his or her Vested Interest in the account or accounts selected below.

(1) Elective Deferral, QMAC/QNEC Accounts and ADP Safe Harbor Contribution Accounts. A Participant who has reached Age 59½ (at least 59½) can withdraw all or a portion of his or her: (check all that apply)

☒ Elective Deferral Account

☒ Qualified Matching Contribution Account

☒ Qualified Non-Elective Contribution Account

☐ ADP Safe Harbor Contribution Account

Prototype 401(k) Non-Std.	Page 27 of 31	IRS Serial No: M391053a

(2)	Non-Safe Harbor Matching Contribution Accounts, Non-Safe Harbor Non-Elective Contribution Accounts and ACP Safe Harbor Contribution Accounts. A Participant who has satisfied the conditions selected in subparagraph (3) below can withdraw all or a portion of his or her: (check all that apply)

☒ Vested Non-Safe Harbor Matching Contribution Account

☒ Vested Non-Safe Harbor Non-Elective Contribution Account

☐ Vested ACP Safe Harbor Contribution Account

(3)	Conditions for Withdrawals Under Subparagraph (2). A Participant must satisfy the conditions selected below in order to make a withdrawal as selected in subparagraph (2) above. (check all that apply)

☒ The Participant must have a 100% Vested Interest in the account

☐ The Participant must have reached Age

☒ The Participant must have been a Participant for at least 5 years

☒ The amount being distributed must have accumulated in the account for at least 2 years

☐ Other

15.8	☒	Financial Hardship Distributions. A Participant < ☒ who is still an Employee > can take a hardship distribution from the Plan, subject to Section 5.16 of the Basic Plan and subject to the terms and conditions set forth in an administrative policy regarding financial hardship distributions.

15.9	Definition of Spouse. For purposes of the Plan, a Spouse is the person to whom a Participant is legally married < ☐ throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant’s death >.

15.10	QDRO Distributions. Benefits payable pursuant to a Qualified Domestic Relations Order are distributable as selected below.

	☐	Such benefits cannot be distributed until the affected Participant has reached the Earliest Retirement Age

	☒	Such benefits can be distributed at any time (even if the affected Participant has not yet reached the Earliest Retirement Age)

15.11	Required Minimum Distributions. In applying the required minimum distribution requirements set forth in Section 5.9 of the Basic Plan, the following provisions will apply:

	(a)	Required Beginning Date. The Required Beginning Date for Participants who are not 5% owners is: (check one)

☐ (1) April 1st of the calendar year following the calendar year in which the Employee reaches Age 70½

☒ (2) April 1st of the calendar year following the later of the calendar year in which the Employee reaches Age 70½ or the calendar year in which the Employee retires

	(b)	Required Distributions After Death. If a Participant dies before distributions are required to begin and there is a Designated Beneficiary, Section 5.9 of the Basic Plan requires that a Participant’s entire interest be distributed to the Designated Beneficiary by December 31st of the calendar year containing the 5th anniversary of the Participant’s death < ☒ but the Participant or Designated Beneficiary may elect the Life Expectancy method as described in Section 5.9 of the Basic Plan >.

	(c)	Effective Date. The required minimum distribution rules apply to distributions made on or after January 1, 2003 < ☐ and also to distributions made on or after (must be on or after January 1, 2002) >.

Section 16. ☒ Loans, insurance and Directed investments

16.1	☒	Loans to Participants. Subject to Section 7.1 of the Basic Plan and a written procedure established by the Employer, loans can be made to Participants from the Plan < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >.

16.2	☐	Purchase of Insurance. Subject to Section 7.2 of the Basic Plan, insurance Policies can be purchased on the life of a Participant at the direction of the following: (check all that apply)

☐ The Administrator

☐ The Participant

16.3	☒	Directed Investment Accounts. Subject to Section 7.4 of the Basic Plan and a written procedure established by the Employer, Participants can direct the investment of one or more of the their accounts maintained by the Plan < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >.

Prototype 401(k) Non-Std.	Page 28 of 31	IRS Serial No: M391053a

Section 17. Top Heavy Allocations

17.1	Who Receives the Allocation. Subject to Section 3.14 of the Basic Plan, a Top Heavy Allocation will be made in each Top Heavy Plan Year to each Participant who is employed on the last day of the Plan Year < ☒ and is a Non-Key Employee >.

17.2	Top Heavy Ratio. In determining the Top Heavy Ratio, the interest and mortality factors set forth in Section 1.191(d) of the Basic Plan will be used < ☒ except as selected below (check all that apply) >

	☒	5 % interest will used prior to reaching Normal Retirement Age.

	☒	5 % interest will used after reaching Normal Retirement Age.

	☐	The mortality table will be used after reaching Normal Retirement Age.

17.3	Participation in Multiple Plans. An eligible Participant as described in Section 17.1 above who participates in this Plan and in one or more defined benefit plans or in one or more other defined contribution Plans that are part of a Top Heavy Required Aggregation Group will receive the minimum Top Heavy benefit in the manner described in Section 3.14 of the Basic Plan.

Section 18. Testing Elections

18.1	ADP Testing. The ADP Test will be determined as selected below. (check one)

	☒	Current year testing

	☐	Prior year testing

	☐	Prior year testing for the first Plan Year and current year testing thereafter, subject to Section 1.7 of the Basic Plan

18.2	ACP Testing. The ACP Test (if applicable) will be determined as selected below. (check one)

	☒	Current year testing

	☐	Prior year testing

	☐	Prior year testing for the first Plan Year and current year testing thereafter, subject to Section 1.5 of the Basic Plan

18.3	Hypothetical Entry Date for Otherwise Excludable Participants. For any Plan Year in which a determination of Otherwise Excludable Participants must be made, the Hypothetical Entry Date related to any determination of an Otherwise Excludable Participant for purposes that include, but are not limited to, the ACP Test and/or the application of the general nondiscrimination test under Code §401(a)(4) (including determining the amount of, and which Participants are subject to, the Minimum Aggregate Allocation Gateway or Minimum Allocation Gateway requirement) is; (check one)

	☐	The date that the Employee satisfies the maximum statutory age and service requirements under Code §410(a)(1)(A)

	☒	The Employee’s maximum statutory entry date under Code §410(a)(4) after the Employee satisfies the maximum statutory age and service requirements under Code §410(a)(1)(A)

	☐	The Employee’s Entry Date(s) under Section 3.3 for the component of the Plan for which the determination relates

18.4	☐	Calendar Year Election. The calendar year election is being made for the purpose of determining who is a HCE.

18.5	☐	Top Paid Group Election. The top paid group election is being made for the purpose of determining who is a HCE.

Section 19. ☐ 401(k) SIMPLE Provisions

19.1	☐	Election of SIMPLE Provisions. The Sponsoring Employer elects to have the 401(k) SIMPLE Provisions described in Section 3.16 of the Basic Plan apply, and the Employer will make the contribution selected in (a) or (b) below.

	(a)	☐ Matching Contributions. The Employer will make a Matching Contribution equal to each “eligible employee’s” Elective Deferral up to a limit of < ☐ 3%> < ☐ %> of Compensation determined without regard to Code §401(a)(17). If the percentage is less than 3%, the restrictions in Section 3.16(f) of the Basic Plan apply.

	(b)	☐ Non-Elective Contributions. The Employer will make a Non-Elective Contribution equal to 2% of the compensation of each “eligible employee” who makes at least $ (max. $5,000) of Compensation for the year.

Prototype 401(k) Non-Std.	Page 29 of 31	IRS Serial No: M391053a

19.2	☐	Revocation of SIMPLE Provisions. The Sponsoring Employer revokes the 401(k) SIMPLE Provisions previously elected, effective as of January 1 next following the date this Section 19.2 is signed and dated below by the Sponsoring Employer.

	By	(on behalf of the Employer)	Dated

Section 20.	Miscellaneous Provisions

20.1	Limitation Year. In applying the limitations under Code §415, the Limitation Year will be:

	☒	Plan Year

	☐	The Fiscal Year ending on or within the Plan Year

	☐	The calendar year ending on or within the Plan Year

20.2	Failsafe Allocations. ☐ For any Plan Year in which the Plan fails to satisfy the average benefit percentage test of Code §410(b)(2) or the average benefits test of Regulation §1.401(a)(4), in accordance with Section 3.15 of the Basic Plan to the extent necessary to insure that the Plan satisfies one of the tests set forth in Code §410(b)(1)(A) (in which the Plan initially fails to benefit at least 70% of Non-Highly Compensated Employees) or Code §410(b)(1)(B) (in which the Plan initially fails to benefit a percentage of Non-Highly Compensated Employees that is at least 70% of the percentage of Highly Compensated Employees who benefit under the Plan), an additional Employer contribution may be made and allocated for certain Participants who are not Benefiting Participants for that Plan Year pursuant to the rankings below.

	(a)	Participants eligible for the failsafe allocation will first be ranked by their (check one)

☐ Hours of Service (or months of Service if Elapsed Time) beginning with the < ☐ highest > < ☐ lowest > number

☐ Compensation beginning with the < ☐ highest > < ☐ lowest > amount

	(b)	☐ Before an allocation is made, the Participants in (a) will be further ranked (check one)

☐ Beginning with those who are employed on the last day of Plan Year

☐ Beginning with those who are credited with at least 1,000 hours of service (6 months of service if elapsed time)

20.3	Multiple Defined Contribution Plans. If a Participant (a) is or was covered under two or more current or terminated plans sponsored by the same Employer (or Employers in the same controlled or affiliated service group); or (b) is covered under either a welfare benefit fund as defined in Code §419(e), or an individual medical account as defined in Code §415(1)(2) under which amounts are treated as Annual Additions with respect to any Participant in this Plan, Annual Additions will be adjusted as follows:

	☒	As set forth in Article 6 of the Basic Plan so the Annual Additions under this Plan will be reduced first

	☐	As set forth in the Annual Addition Adjustment Addendum.

20.4	☐	Protected Benefits. The benefits set forth in the “Protected Benefits Addendum” are also permitted.

20.5	☐	Domestic Partners. A Participant’s Domestic Partner is treated as a Spouse under the terms of Plan.

20.6	Prototype Sponsor Information. The Prototype Sponsor certifies that it will inform the Sponsoring Employer of any amendments to the Plan or of the Prototype Sponsor’s discontinuance or abandonment of the Plan. For more information about the Plan, a Sponsoring Employer may contact the Prototype Sponsor (or its authorized representative) at the following address:

	Prototype Sponsor	Charles Schwab Trust Co.

Address	215 Fremont Street

	City	San Francisco	State	CA	ZIP Code	94105	Phone	(888) 444-4015

20.7	Reliance. The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code §401 only to the extent provided in Revenue Procedure 2005-16. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements that are specified in the opinion letter issued with respect to the plan and in Revenue Procedure 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may be used only in conjunction with Basic Plan #01. The appropriateness of the adoption of this Plan and the terms of the Adoption Agreement, its qualification with the IRS, and the tax and employee benefit consequences are the responsibility of the Employer and its tax and legal advisors. Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

Prototype 401(k) Non-Std.	Page 30 of 31	IRS Serial No: M391053a

Section 21.        Signature Provisions

21.1	Signature of the Sponsoring Employer

By	/s/ Stephen Spradling	Date	10/26/09

Print Name	Stephen Spradling	Title	Plan Administrator

21.2	Signature of the Individual Trustees (the individual Trustees may sign here in lieu of executing the separate trust document)

Trustee #1	Date
Print Name

Trustee #2	Date
Print Name

Trustee #3	Date
Print Name

Trustee #4	Date
Print Name

Trustee #5	Date
Print Name

Trustee #6	Date
Print Name

21.3	Signature of the Corporate Trustee (the Corporate Trustee may sign here in lieu of executing the separate trust document)

By	/s/ William Dallas	Date	11/2/09

Print Name	William Dallas	Title	Trust Officer

21.4	Signature of the Custodian (complete only if a custodian has been appointed)

By	Date

Print Name	Title

Prototype 401(k) Non-Std.	Page 31 of 31	IRS Serial No: M391053a

PROTECTED BENEFITS ADDENDUM

PLAN NAME	EnPro Industries, Inc, Retirement Savings Plan for Salaried Employees

The following forms of distribution which are not accommodated in this Adoption Agreement are nevertheless permitted under this Plan.

1.	In-service withdrawals pursuant to Section 15.7 are limited to two (2) withdrawals per Plan Year.

2.

Notwithstanding Section 1.27 of the Basic Plan document, in the absence of any other designation, the Participant will be deemed to have designated the following Beneficiaries in the following order. (1) the Participant’s Spouse; and (2) the Participant’s estate.

3.	Profit sharing and Matching Contributions merged from the Air Perfection, Inc. 401(k) Plan and from the V.W. Kaiser Engineering, Inc. 401(k) Plan are 100% fully vested.

4.	Notwithstanding Section 14.1, Normal Retirement Age for Employees of V.W. Kaiser Engineering, Inc. is 59 1/2.

5.	Notwithstanding Section 15.7(b)(3), Employees of V.W. Kaiser Engineering, inc. are not required to have a 100% Vested Interest in their Account in order to take an In-Service Distribution.

6.

7.

8.

9.

10.

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Stephen Spradling	Title	Plan Administrator

Print Name	Stephen Spradling	Date	10/26/09

Prototype 401(k) Non-Std.	Page 1 of 1	IRS Serial No: M391053a

ADDITIONAL NON-SAFE HARBOR MATCHING CONTRIBUTIONS

ADDENDUM #   2

PLAN NAME	EnPro Industries, Inc, Retirement Savings Plan for Salaried Employees

1.1	Non-Safe Harbor Matching Contribution # 2 . In addition to the Non-Safe Harbor Matching Contributions made pursuant to Section 6 of the Adoption Agreement, the Employer may make Non-Safe Harbor Matching Contribution # 2 to the Plan in accordance with this Addendum. These contributions are not intended to automatically satisfy the ACP Test,

1.2.	Eligible Employees. Solely for purposes of Non-Safe Harbor Matching Contribution # 2 , all Employees of the Employers indicated in paragraph (a) below are considered Eligible Employees unless otherwise indicated in paragraph (b) below,

	(a)	Employees of the following Employers are eligible for Non-Safe Harbor Matching Contribution # 2

		1.	Air Perfection, Inc.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.

	(b)	☒	Notwithstanding paragraph (a), the following classes of Employees of the Employers indicated in paragraph (a) are not eligible for Non-Safe Harbor Matching Contribution # 2 : (check all that apply)
			☒	Union Employees
			☒	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees[1]
			☒	Leased Employees (not otherwise excluded by statute)[1]
			☐	Employees of an Affiliated Employer that does not adopt this Plan[1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees >[1]
			☐	Employees who are paid primarily by salary[1]
			☒	Employees who are paid primarily by the hour[1]
			☐	Employees who are paid primarily by commissions[1]
			☒	Other (cannot be age or service related)[1]	(1) supplemental contract workers; and (2) part-time and seasonal employees. Any part-time or seasonal employee who completes at least 1,000 Hours of Service in an eligibility computation period will be eligible to participate.

[1] Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

1.3	Minimum Age and Service Requirements. Solely for purposes of Non-Safe Harbor Matching Contribution # 2 , an Eligible Employee (see Section 1.2 above) will be eligible to enter the Plan as a Participant on the applicable Entry Date upon satisfying the following age and/or service requirements:

	(a)	Age Requirement 0 (max. 21 — enter zero if none)

	(b)	Service Requirement (check one)
		☒	1)	None
		☐	2)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	3)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
		☐	4)	-week Period of Service (max. 104, but Vesting must be 100% if more than 52 weeks are used)
		☐	5)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)

Prototype 401(k) Non-Std.	Page 1 of 5	IRS Serial No: M391053a

		☐	6)	Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	7)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
		☐	8)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
		☐	9)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

1.4	Entry Dates. Solely for purposes of Employer contribution # 2 an Eligible Employee who has satisfied the age and service requirements in Section 1.3 will enter the Plan as a Participant on the entry date selected below.

Note: If Section 1.3(b)(7), (8) or (9) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date(s) selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st, 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

    [1]   This option cannot be checked if the age requirement in 1.3(a) is 21 and/or if one of the following service requirements is checked: 1.3(b)(2); 1.3(b)(3) and the number of months is more than 6; 1.3(b)(4) and the number of weeks selected is more than 26; 1.3(b)(5) and the number of days is more than 182; or 1.3(b)(6).

1.5	Contribution Formula. Non-Safe Harbor Matching Contribution # 2 made pursuant to the terms of this Addendum will be determined in accordance with the formula selected below.

	(a)	☐	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

			☐	% (max. 100%) of a Benefiting Participant’s Elective Deferrals
			☐	% of a Benefiting Participant’s Compensation (this % cannot exceed the minimum deferral % in 4.4(a))
			☐	$ for a Benefiting Participant
			☐	The lesser of % of a Benefiting Participant’s Compensation or $
			☐	% (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☐	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to % (max. 100%) of each Benefiting Participant’s Elective Deferrals ☐ not to exceed the following for an Allocation Period:

			☐	Elective Deferrals in excess of % of each Benefiting Participant’s Compensation
			☐	$ for each Benefiting Participant
			☐	The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

Prototype 401(k) Non-Std.	Page 2 of 5	IRS Serial No: M391053a

(d)	☒	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

☒	1st tier 50 % of Elective Deferrals that do not exceed 3 % of Compensation

☒	2nd tier 75 % of Elective Deferrals that exceed 3 % but not 6 % of Compensation

☐	3rd tier % of Elective Deferrals that exceed % but not % of Compensation

☐	4th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	5th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	6th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	7th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	8th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	9th tier % of Elective Deferrals that exceed % but not % of Compensation

☐	10th tier % of Elective Deferrals that exceed % but not % of Compensation

(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service	Matching %

to	% < ☐ up to $ > < ☐ up to % of Compensation >

to	% < ☐ up to $ > < ☐ up to % of Compensation >

to	% < ☐ up to $ > < ☐ up to % of Compensation >

to	% < ☐ up to $ > < ☐ up to % of Compensation >

to	% < ☐ up to $ > < ☐ up to % of Compensation >

1.6	Allocation Requirements. Any Employee who has entered the Plan as a Participant for purposes of Non-Safe Harbor Matching Contribution # 2 and who makes an Elective Deferral during an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant for that Allocation Period for purposes of Non-Safe Harbor Matching Contribution # 2 as indicated below < ☐ provided the Participant is still an Eligible Employee under Section 1.2(b) on the last day of the Allocation Period (or earlier Termination of Employment) >.

(a)	Participants who are still Employees on the last day of the Allocation Period (check one)

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of death or Disability (check one)

☐	Will not be Benefiting Participants for that Allocation Period

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)

☐	Will not be Benefiting Participants for that Allocation Period

☒	Will always be Benefiting Participants regardless of Service

☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

Prototype 401(k) Non-Std.	Page 3 of 5	IRS Serial No: M391053a

☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period

☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

1.7	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.8	☐	Voluntary Employee Contributions. Voluntary Employee Contribution will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.9	Vesting. A Participant’s Vested Interest in any Non-Safe Harbor Matching Contribution # 2 which is allocated to his or her Participant’s Account under this Addendum will be determined by the provisions selected below.

(a)	The Vesting schedule in a non-Top Heavy Plan Year is: (check one)

☒	100% full and immediate

☐	The schedule set forth below

1 Year / Period of Service	%

2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

3 Years / Periods of Service	% (must be at least 40%)

4 Years / Periods of Service	% (must be at least 60%)

5 Years / Periods of Service	% (must be at least 80%)

6 Years / Periods of Service	% (must be 100%)

(b)	The Vesting schedule in a Top Heavy Plan Year is: (check one)

☒	100% full and immediate

☐	The schedule set forth below

1 Year / Period of Service	%

2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)

3 Years / Periods of Service	% (must be at least 40%)

4 Years / Periods of Service	% (must be at least 60%)

5 Years / Periods of Service	% (must be at least 80%)

6 Years / Periods of Service	% (must be 100%)

(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraph (a) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)

☐	Service before age 18

☐	Service before the Employer maintained this Plan or a predecessor plan

☐	Service during a period for which the Employee made no mandatory contributions to the Plan

1.10	Allocation of Forfeitures. Forfeitures of Non-Safe Harbor Matching Contribution # 2 which are not used to pay administrative expenses as permitted under Section 3.4 of the Basic Plan will be allocated (or used) as selected below.

(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)

☒	1)	Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

☐	2)	Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan

☐	3)	Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:

☐ Pro-rata based on his or her Compensation for the Plan Year

☐ Pro-rata based on his or her Elective Deferrals for the Plan Year

☐ Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year

☐ Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

Prototype 401(k) Non-Std.	Page 4 of 5	IRS Serial No: M391053a

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under paragraph (a)(3) above:

			☐	Those who are Participants for Elective Deferral purposes
			☐	Those who are Participants for Non-Safe Harbor Matching Contribution purposes
			☐	Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 1.6 of this Addendum.

1.12	Definition of Compensation. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contribution # will be determined as indicated below.

	(a)	Compensation is defined as: (check one)

		☒	Form W-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

		☒	Be included as Compensation
		☐	Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)

		☒	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)

			☐	1) Compensation received prior to becoming a Participant
			☐	2) Compensation received while an ineligible Employee under Section 3.1(a) of the Adoption Agreement
			☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
			☐	4) Post-Severance Compensation [1]
			☐	5) Deemed 125 Compensation [1]
			☐	6) Bonuses [1]
			☐	7) Overtime [1]
			☐	8) Commissions [1]
			☒	9) Other (describe) [1]	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants; performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and
reimbursements for gym memberships

[1]    If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

	(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)

☐	Highly Compensated Employees

☐	Other (cannot be a class that only includes NHCEs)

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Stephen Spradling	Title	Plan Administrator
Print Name	Stephen Spradling	Date	10/26/09

Prototype 401(k) Non-Std.	Page 5 of 5	IRS Serial No: M391053a

POST-EGTRRA “GOOD FAITH” AMENDMENT

ELECTION FORM

Plan Name	EnPro Industries, Inc, Retirement Savings Plan for Salaried Employees

All references to the “Amendment” are to the Post-EGTRRA “Good Faith” Amendment, This Amendment is a “good faith” amendment, is not part of the pre-approved EGTRRA document, and has not been reviewed by the IRS for compliance with various post-EGTRRA statutory and Regulatory changes. However, pursuant to the provisions of Revenue Procedure 2007- 44, this Amendment does not affect the status of reliance upon the Plan.

Section 1. Post-EGTRRA Provisions Effective 2006 And Earlier

1.1 ☐	Revised Definition of Financial Hardship. Section 1.5 of the Amendment regarding hardship distributions to a Participant’s Primary Beneficiary is adopted effective .

1.2 ☐	Distributions to a Qualified Reservist. Section 1.6 of the Amendment regarding distributions to a Qualified Reservist is adopted effective .

1.3 ☐	Hurricane Provisions. Section 1.7 of the Amendment regarding distributions made from the Plan on account of Hurricanes Katrina, Rita, or Wilma is adopted, subject to the following elections: (check any that apply)

☐	The special financial hardship distribution provision in Section 1.7(c) of the Amendment applies

☐	The Participant loan provision in Section 1.7(d) of the Amendment applies

☐	The re-contribution of Qualified Hurricane Distributions provision in Section 1.7(e) of the Amendment applies

☐	The re-contribution of Qualified Distributions provision in Section 1.7(f) of the Amendment applies

1.4 ☐	Revocation of Prior Amendment On Account Of Heinz. Section 1.8 of the Amendment regarding the revocation of an Original Amendment on account of the Heinz decision is adopted effective . The Original Amendment is hereby revoked retroactively with respect to: (check one)

☐	All accrued benefits, which are allocations that were accrued as of the Applicable Amendment Date and allocations that were accrued after the Applicable Amendment Date.

☐	Only accrued benefits as of the Applicable Amendment Date, which are allocations that were accrued as of the Applicable Amendment Date. Allocations accrued after the Applicable Amendment Date will continue to be subject to the restrictions on the form or timing of distributions as set forth in the Original Amendment.

1.5 ☐	Exclusion of 403(b) Participants. Section 1.9 of the Amendment regarding the exclusion from the Plan of certain Employees who participate in a 403(b) plan sponsored by the tax-exempt Employer is adopted.

Section 2. Post-EGTRRA Provisions Effective 2007

2.1	Code §415 Limitations under the Final §415 Regulations.

(a)	Code §415(c)(3) Compensation for Top Heavy Allocation Purposes and Key Employee Determinations. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee’s Code §415(c)(3) Compensation which is used to determine any Top Heavy Minimum Allocations and whether an Employee is also a Key Employee is: (check one)

☒	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

☐	Statutory Code §415 Compensation

Post-EGTRRA Election Form	Page 1	July 2008

(b)	Code §415(c)(3) Compensation for Code §415 Limitation Determinations. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee’s Code §415(c)(3) Compensation used to determine the Employees Annual Addition limitation under Article 6 of the Basic Plan is based on the selection below.

☒	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

☐	Statutory Code §415 Compensation

(c)	Code §415(c)(3) Compensation for Highly Compensated Employee Determinations and Other Statutory Purposes. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee’s Code §415(c)(3) Compensation used to determine whether the Employee is also a Highly Compensated Employee, and for other statutory purposes that do not appear elsewhere in this Adoption Agreement, is based on the selection below.

☒	Form W-2 Compensation

☐	Code §3401 Compensation

☐	Safe Harbor Code §415 Compensation

☐	Statutory Code §415 Compensation

(d)	☐	Compensation Earned in Limitation Year but Paid in Next Limitation Year. Section 2.5(c)(2)(E) of the Amendment defines Code §415(c)(3) Compensation for a Limitation Year to include any amounts earned during that Limitation Year but not paid until the next Limitation Year.

(e)	Post-Severance Compensation. For all Plan purposes, Section 2.5(c)(6) of the Amendment defines Post-Severance Compensation as including regular pay after Termination of Employment during the tirneframe permitted by the Regulations, plus any/all of the items selected below: (check all that apply)

☒	Leave cash-outs and deferred compensation under Section 2.5(c)(6)(B) of the Amendment

☐	Imputed compensation when the Participant becomes disabled under Section 2.5(c)(6)(C) of the Amendment

☐	Continuation of compensation while in qualified military service under Section 2.5(c)(6)(D) of the Amendment

2.2 ☐	Vesting of Non-Safe Harbor Non-Elective Contributions. Pursuant to Section 2.6 of the Amendment and PPA §904, the Vesting Schedule that applies to Non-Safe Harbor Non-Elective Contribution Accounts is effective as of the first day of the first Plan Year beginning after December 31, 2006, subject to the following elections:

(a)	Participants to Whom the Post-2006 Vesting Schedule Relates. Under Section 2.6(a) of the Amendment, the Post-2006 Vesting Schedule applies to the Non-Safe Harbor Non-Elective Contribution Account of:

☐	Any Participant who completes an Hour of Service in any Plan Year beginning after December 31, 2006.

☐	Any Participant (regardless of whether he or she has Terminated Employment) who has a Non-Safe Harbor Non-Elective Contribution Account balance in any Plan Year beginning after December 31, 2006 and whose Non-Safe Harbor Non-Elective Contribution Account has not become subject to the Forfeiture provisions of the Plan prior to the first day of the first Plan Year beginning after December 31, 2006.

(b)	Account Balances to Which the Post-2006 Vesting Schedule Relates. Under Section 2.6(b) of the Amendment, the Post-2006 Vesting Schedule applies to:

☐	The entire Non-Safe Harbor Non-Elective Contribution Account.

☐	The portion of the Non-Safe Harbor Non-Elective Contribution Account to which is allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning after December 31, 2006 (and subsequent earnings attributable to such allocations). The portion of the Non-Safe Harbor Non-Elective Contribution Account to which was allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning prior to January 1, 2007 (and subsequent earnings attributable to such allocations) will remain subject to the Pre-2007 Vesting Schedule, without regard to this Section or the Vesting schedule enumerated in the current Plan document that applies to Non-Safe Harbor Non-Elective Contribution Accounts.

Post-EGTRRA Election Form	Page 2	July 2008

(c)	Pre-2007 Vesting Schedule. Under Section 2.6(f)(3) of the Amendment, the Pre-2007 Vesting Schedule was:

☐	7 Year Graded

☐	5 Year Cliff

☐	The schedule set forth below

1 Year / Period of Service                    %

2 Years / Periods of Service                 %

3 Years / Periods of Service                 % (must be at least 20% unless 100% Vesting occurs at 5 years)

4 Years / Periods of Service                 % (must be at least 40% unless 100% Vesting occurs at 5 years)

5 Years / Periods of Service                 % (must be at least 60%)

6 Years / Periods of Service                 % (must be at least 80%)

7 Years / Periods of Service                 % (must be 100%)

2.3 ☒	Rollovers by a Non-Spouse Beneficiary. Section 2.9 of the Amendment regarding rollovers by a Non-Spouse Designated Beneficiary is adopted effective Jan 1, 2010 .

2.4 ☐	Money Purchase or Target Benefit Plan In-Service Distributions. Section 2.10 of the Amendment regarding in-service distributions from a money purchase or target benefit plan is adopted effective . A Participant who has reached Age (cannot be earlier than Age 62) and who has not yet Terminated Employment may elect to receive a distribution of his or her Vested Account Balance.

2.5 ☐	QDIA. If the Plan has an Eligible Automatic Contribution Arrangement as described in Code §414(w)(3), then Section 2.11 of the Amendment regarding QDIAs is adopted effective as of the effective date of the Eligible Automatic Contribution Arrangement (unless an earlier effective date is indicated in the next sentence). Otherwise, Section 2.11 of the Amendment regarding QDIAs is adopted effective .

2.6 ☐	Modification of Normal Retirement Age. Section 2.12 of the Amendment regarding the definition of Normal Retirement Age is adopted effective , subject to the following provisions:

(a)	Normal Retirement Age Amended in Plan or this Amendment. Under Section 2.12(a) of the Amendment, the definition of Normal Retirement Age is amended as of the effective date above to be:

☐	The definition selected in the Adoption Agreement.

☐	Age (max. 65)

☐	Or the (maximum. 5th) anniversary of becoming a Participant in the Plan, if later.
☐	Or the date the Participant is credited with at least Years of Service/Periods of Service, if later, but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant.
☐	Or , but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant in the Plan.

(b)	☐ Plan Provisions for Code §411(a)(10) and/or Code §411(d)(6) Compliance. Under Section 2.12(c) of the Amendment, the Plan is amended by the following additional provisions:

Section 3. Post-EGTRRA Provisions Effective 2008

3.1 ☒	Elimination of Gap Period Income for Excess Contributions. Section 3.1 of the Amendment regarding the elimination of gap period income for Excess Contributions is adopted effective Jan 1, 2008 .

3.2 ☒	Elimination of Gap Period Income for Excess Aggregate Contributions. Section 3.2 of the Amendment regarding the elimination of gap period income for Excess Aggregate Contributions is adopted by the Plan effective Jan 1, 2008 .

Post-EGTRRA Election Form	Page 3	July 2008

3.3 ☐	Qualified Automatic Contribution Arrangement. Section 3.3 of the Amendment regarding a Qualified Automatic Contribution Arrangement is adopted effective , subject to the following:

(a)	QACA Contribution Requirement. Pursuant to Section 3.3(a) of the Amendment, the Employer will make the following QACA Contribution to the following Participants: (check one)

☐	QACA Non-Elective Contribution. The Employer will make a QACA Non-Elective Contribution equal to 3% (or such higher percentage as may be elected by the Employer by resolution) of Compensation for the Plan Year. Such QACA Non-Elective Contribution will be made on behalf of: (check one)

☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE, regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions.

☐	Any Participant in the Elective Deferral component of the Plan, regardless of whether such Participant makes Elective Deferrals or Voluntary Employee Contributions.

☐	The following Participants
(Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

☐	QACA “Basic” Matching Contributions. The Employer will make a QACA Matching Contribution equal to the sum of (1) 100% of the Participant’s Elective Deferrals that do not exceed 1% of Compensation for the Allocation Period, plus (2) 50% of the Participant’s Elective Deferrals that exceed 1% of Compensation for the Allocation Period but do not exceed 6% percent of Compensation for the Allocation Period. Such QACA Matching Contribution will be made on behalf of: (check one)

☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE and on whose behalf Elective Deferrals are made to the Plan.

☐	Any Participant in the Elective Deferral component of the Plan and on whose behalf Elective Deferrals are made to the Plan.

☐	The following Participants
(Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

☐	QACA “Enhanced” Matching Contributions. The Employer will make a QACA Matching Contribution equal to (1) 100% of the Participant’s Elective Deferrals that do not exceed % (must be at least 1% but not greater than 6%) of Compensation for the Allocation Period; plus, if applicable, (2) % of Elective Deferrals that exceed % (must be at least 1% but not greater than 6%) of Compensation but do not exceed % (must be greater than 1% but not greater than 6%) of Compensation for the Allocation Period; plus, if applicable, (3) % of Elective Deferrals that exceed % (must be greater than 1% but not greater than 6%) of Compensation but do not exceed % (must be greater than 1% but not greater than 6%) of Compensation for the Allocation Period.

Note: If applicable, the first blank in (2) and the. first blank in (3) must be completed so that, at any rate of elective deferrals, the QACA “Enhanced” Matching Contribution is at least equal to the Matching Contribution receivable if the Employer was making the QACA “Basic” Matching Contributions, but the rate of Matching Contributions cannot increase as Elective Deferrals increase,

Such QACA Matching Contribution will be made on behalf of:

☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE and on whose behalf Elective Deferrals are made to the Plan.

☐	Any Participant in the Elective Deferral component of the Plan and on whose behalf Elective Deferrals are made to the Plan.

☐	The following Participants
(Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

Post-EGTRRA Election Form	Page 4	July 2008

(b)	Plan to Which QACA Contribution Will Be Made. Pursuant to Section 3.3(a)(2) of the Amendment, the QACA Contribution will be made to: (check one)

☐	This Plan
☐	The following plan, so long as that other plan meets the requirements of Code L1401(k)(12)(F) and the Regulations thereunder

(c)	Compensation for QACA Contribution Purposes. Pursuant to Section 3.3(a)(5) of the Amendment, a Participant’s Compensation for QACA Contribution purposes is determined by the provisions selected below:

(1)	Compensation is defined as: (check one)

☐	Form W-2 Compensation
☐	Code §3401 Compensation
☐	Safe Harbor Code §415 Compensation

(2)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

☐	Be included as Compensation
☐	Not be included as Compensation

(3)	The Compensation measuring period is the: (check one)

☐	Plan Year
☐	Fiscal Year ending on or within the Plan Year
☐	Calendar year ending on or within the Plan Year

(4)	☐ The following categories will not be counted as Compensation: (check all that apply)

☐	A) Compensation received prior to becoming a Participant
☐	B) Compensation received while an ineligible Employee
☐	C) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, etc.)
☐	D) Post-Severance Compensation [1]
☐	E) Deemed 125 Compensation [1]
☐	F) Bonuses [1]
☐	G) Overtime [1]
☐	H) Commissions [1]
☒	I) Other (describe) [1]

[1]	If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to HCEs under paragraph (5) below.

(5)	☐ The amounts excluded under (4)(D) – (I) are only excluded with respect to: (check all that apply)

☐	Highly Compensated Employees
☐	Other (cannot be a class that only includes NHCEs)

Post-EGTRRA Election Form	Page 5	July 2008

(d)	Vesting of QACA Contribution Account. Pursuant to Section 3.3(b) of the Amendment, a Participant’s Vested Interest in his or her QACA Contribution Account will be determined by the provisions selected below:

(1)	The Vesting schedule for the QACA Contribution Account is: (check one)

☐	100% full and immediate

☐	2-year cliff Vesting (1 year/0%; 2 years/100%)

☐	The Vesting schedule set forth below:

1 Year/Period of Service             %

2 Years/Periods of Service 100%

(2) ☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the QACA Contribution Account except the following: (check all that apply)

☐	Service before age 18

☐	Service before the Employer maintained this Plan or a predecessor plan

(e)	Usage of Forfeitures of QACA Contribution Account. If the Vesting schedule selected in Section 3.3(d) above is other than 100% full and immediate, then pursuant to Section 3.3(c) of the Amendment, Forfeitures that are not used for the purposes described in Section 3.3(c) of the Amendment will be: (check one)

☐	Used to reduce any, or any combination of, Employer contributions, as determined by the Administrator

☐	Added to any, or any combination of, Employer contributions, as determined by the Administrator

3.4 ☐	Eligible Automatic Contribution Arrangement. Section 3.4 of the Amendment regarding an Eligible Automatic Contribution Arrangement is adopted effective .

3.5 ☐	Eligible Participant’s Election for Permissible Withdrawal. Section 3.5 of the Amendment regarding a Participant’s election for a Permissible Withdrawal is adopted effective . (the date cannot be earlier than the effective date of either Section 3.3 or Section 3.4 above)

SIGNATURE OF THE SPONSORING EMPLOYER

By /s/ Stephen Spradling	Title	Plan Administrator
Print Name Stephen Spradling	Date	10/26/09

Post-EGTRRA Election Form	Page 6	July 2008

Addendum

1.	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants; performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships

2.	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants; performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships

3.	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants; performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships

4.	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants; performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships

ADDITIONAL EMPLOYER ADDENDUM

Plan Name EnPro Industries, Inc, Retirement Savings Plan for Salaried Employees

The following have adopted the Plan on behalf of their eligible Employees as permitted under Section 1.5 of the Adoption Agreement:

1.	Name Corrision Control Corp. (d/b/a Pikotek)

EIN 84-1178066 Adoption Date (or Re-Adoption Date) 1/1/09

2.	Name Garlock Sealing Technologies LLC

EIN 10-0002339 Adoption Date (or Re-Adoption Date) 1/1/09

3.	Name Garlock Metallic Gaskets (GMG)

EIN 10-0002340 Adoption Date (or Re-Adoption Date) 1/1/09

4.	Name Garlock Rubber Technologies (GRT)

EIN 10-0002341 Adoption Date (or Re-Adoption Date) 1/1/09

5.	Name Garrison Litigation Management Group Ltd.

EIN 25-1129178 Adoption Date (or Re-Adoption Date) 1/1/09

6.	Name GGB LLC

EIN 22-3661977 Adoption Date (or Re-Adoption Date) 1/1/09

7.	Name Stemco

EIN 65-1237730 Adoption Date (or Re-Adoption Date) 1/1/09

8.	Name Fairbanks Morse Engine (FME)

EIN 13-1846375 Adoption Date (or Re-Adoption Date) 1/1/09

9.	Name Helicoflex

EIN 13-1846376 Adoption Date (or Re-Adoption Date) 1/1/09

10.	Name Quincy Compressor

EIN 13-1846378 Adoption Date (or Re-Adoption Date) 1/1/09

11.	Name Plastomer Technologies

EIN 26-0040341 Adoption Date (or Re-Adoption Date) 1/1/09

12.	Name Compressor Products International

EIN 26-0040342 Adoption Date (or Re-Adoption Date) 1/1/09

Prototype 401(k) Non-Std.	Page 1 of 2	IRS Serial No: M391053a

13.	Name Air Perfection, Inc.

    EIN 68-0347960                                              Adoption Date (or Re-Adoption Date) 1/1/09

14.	Name V.W. Kaiser Engineering, Inc.

    EIN 38-1684860                                              Adoption Date (or Re-Adoption Date) 1/1/09

SIGNATURE OF THE SPONSORING EMPLOYER

By /s/ Stephen Spradling	Title	Plan Administrator
Print Name Stephen Spradling	Date	10/26/09

Prototype 401(k) Non-Std.	Page 2 of 2	IRS Serial No: M391053a

ADDITIONAL NON-SAFE HARBOR MATCHING CONTRIBUTIONS

ADDENDUM #   1

PLAN NAME	EnPro Industries, Inc, Retirement Savings Plan for Salaried Employees

1.1	Non-Safe Harbor Matching Contribution # 1 . In addition to the Non-Safe Harbor Matching Contributions made pursuant to Section 6 of the Adoption Agreement, the Employer may make Non-Safe Harbor Matching Contribution # 1 to the Plan in accordance with this Addendum. These contributions are not intended to automatically satisfy the ACP Test,

1.2.	Eligible Employees. Solely for purposes of Non-Safe Harbor Matching Contribution # 1 , all Employees of the Employers indicated in paragraph (a) below are considered Eligible Employees unless otherwise indicated in paragraph (b) below.

	(a)	Employees of the following Employers are eligible for Non-Safe Harbor Matching Contribution # 1

		1.	EnPro Industries, Inc. (for former employees of USA Parts & Service), effective August 6, 2009
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.

	(b)	☒	Notwithstanding paragraph (a), the following classes of Employees of the Employers indicated in paragraph (a) are not eligible for Non-Safe Harbor Matching Contribution # 1 : (check all that apply)
			☒	Union Employees
			☒	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees [1]
			☒	Leased Employees (not otherwise excluded by statute) [1]
			☒	Employees of an Affiliated Employer that does not adopt this Plan [1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]
			☐	Employees who are paid primarily by salary [1]
			☒	Employees who are paid primarily by the hour [1]
			☐	Employees who are paid primarily by commissions [1]
			☒	Other (cannot be age or service related) [1] (1) supplemental contract workers; (2) part-time and seasonal employees; (3)employees of Air Perfection, Inc.: and (4) all Employees other than former employees of USA
Parts & Service who became Employees of the Employer in connection with a business acquisition. Any part-time or seasonal employee who completes at least 1,000 hours of service in an eligibility computation period will be eligible to participate.

			[1]	Even if checked these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

1.3	Minimum Age and Service Requirements. Solely for purposes of Non-Safe Harbor Matching Contribution # 1 , an Eligible Employee (see Section 1.2 above) will be eligible to enter the Plan as a Participant on the applicable Entry Date upon satisfying the following age and/or service requirements:

	(a)	Age Requirement 0 (max. 21 — enter zero if none)

	(b)	Service Requirement (check one)
		☒	1)	None
		☐	2)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	3)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
		☐	4)	-week Period of Service (max. 104, but Vesting must be 100% i f more than 52 weeks are used)

Prototype 401(k) Non-Std.	Page 1 of 5	IRS Serial No: M391053a

		☐	5)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)
		☐	6)	Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	7)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
		☐	8)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
		☐	9)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

1.4	Entry Dates. Solely for purposes of Employer contribution # 1 an Eligible Employee who has satisfied the age and service requirements in Section 1.3 will enter the Plan as a Participant on the entry date selected below.

Note: If Section 1.3(b)(7), (8) or (9) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date(s) selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

	[1]	This option cannot be checked if the age requirement in 1.3(a) is 21 and/or if one of the following service requirements is checked: 1.3(b)(2); 1.3(b)(3) and the number of months is more than 6; 1.3(b)(4) and the number of weeks selected is more than 26; 1.3(b)(5) and the number of days is more than 182; or 1.3(b)(6).

1.5	Contribution Formula. Non-Safe Harbor Matching Contribution # 1 made pursuant to the terms of this Addendum will be determined in accordance with the formula selected below.

	(a)	☐	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

☐ % (max. 100%) of a Benefiting Participant’s Elective Deferrals
☐ % of a Benefiting Participant’s Compensation (this % cannot exceed the minimum deferral % in 4.4(a))
☐ $ for a Benefiting Participant
☐ The lesser of % of a Benefiting Participant’s Compensation or $
☐ % (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☒	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to 50% (max. 100%) of each Benefiting Participant’s Elective Deferrals ☒ not to exceed the following for an Allocation Period:

☒ Elective Deferrals in excess of 6 % of each Benefiting Participant’s Compensation
☐ $ for each Benefiting Participant

Prototype 401(k) Non-Std.	Page 2 of 5	IRS Serial No: M391053a

☐ The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

	(d)	☐	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

☐ 1st tier % of Elective Deferrals that do not exceed % of Compensation
☐ 2nd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 3rd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 4th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 5th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 6th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 7th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 8th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 9th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 10th tier % of Elective Deferrals that exceed % but not % of Compensation

	(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service Matching %

to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >

1.6	Allocation Requirements. Any Employee who has entered the Plan as a Participant for purposes of Non-Safe Harbor Matching Contribution # 1 and who makes an Elective Deferral during an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant for that Allocation Period for purposes of Non-Safe Harbor Matching Contribution # 1 as indicated below < ☐ provided the Participant is still an Eligible Employee under Section 1.2(b) on the last day of the Allocation Period (or earlier Termination of Employment) >.

	(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of death or Disability (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with ________ (max. 1,000) Hours of Service in the Allocation Period

Prototype 401(k) Non-Std.	Page 3 of 5	IRS Serial No: M391053a

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

1.7	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.8	☐	Voluntary Employee Contributions. Voluntary Employee Contribution will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.9	Vesting. A Participant’s Vested Interest in any Non-Safe Harbor Matching Contribution # 1 which is allocated to his or her Participant’s Account under this Addendum will be determined by the provisions selected below.

	(a)	The Vesting schedule in a non-Top Heavy Plan Year is: (check one)
		☒	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(b)	The Vesting schedule in a Top Heavy Plan Year is: (check one)
		☐	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraph (a) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

1.10	Allocation of Forfeitures. Forfeitures of Non-Safe Harbor Matching Contribution # 1 which are not used to pay administrative expenses as permitted under Section 3.4 of the Basic Plan will be allocated (or used) as selected below.

	(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)
		☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

	(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:
☐ Pro-rata based on his or her Compensation for the Plan Year
☐ Pro-rata based on his or her Elective Deferrals for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

Prototype 401(k) Non-Std.	Page 4 of 5	IRS Serial No: M391053a

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under paragraph (a)(3) above:
			☐	Those who are Participants for Elective Deferral purposes
			☐	Those who are Participants for Non-Safe Harbor Matching Contribution purposes
			☐	Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 1.6 of this Addendum.

1.12	Definition of Compensation. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contribution # 1 will be determined as indicated below.

	(a)	Compensation is defined as: (check one)
		☒	Form W-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
		☒	Be included as Compensation
		☐	Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)
		☒	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
			☐	1) Compensation received prior to becoming a Participant for Non-Safe Harbor Non-Elective Contributions
			☐	2) Compensation received while an ineligible Employee under Section 1.2 of this Addendum
			☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
			☐	4) Post-Severance Compensation [1]
			☐	5) Deemed 125 Compensation [1]
			☐	6) Bonuses [1]
			☐	7) Overtime [1]
			☐	8) Commissions [1]
			☒	9) Other (describe) [1]	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants;
performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships

[1]	If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect to: (check all that apply)
		☐	Highly Compensated Employees
		☐	Other (cannot be a class that only includes NHCEs)

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Stephen Spradling	Title	Plan Administrator

Print Name	Stephen Spradling	Date	10/26/09

Prototype 401(k) Non-Std.	Page 5of 5	IRS Serial No: M391053a

FIRST AMENDMENT TO THE

ENPRO INDUSTRIES, INC. RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES

WHEREAS, EnPro Industries, Inc. (the “Employer”) adopted a restatement of the EnPro Industries Inc. Retirement Savings Plan for Salaried Employees (the “Plan”), effective as of January 1, 2009;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to (1) allow participants of acquired companies to rollover their plan loans into the plan, at the Employer’s discretion, and (2) fully vest participants who are employed by Quincy Compressor, Alabama; Quincy Compressor, Illinois; and Air Perfection, Inc. on the date that the Asset Sale is complete.

NOW THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of March 1, 2010:

1.	The Protected Benefits Addendum of the Adoption Agreement is amended to add the following:

6.	At the discretion of the Sponsoring Employer, former employees of an acquired company may be given the option to roll over a loan(s) from the acquired company’s qualified retirement plan into the EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees.

7.	Participants who are employed at the Quincy Compressor, Alabama; Quincy Compressor, Illinois; or Air Perfection, Inc. Salary Division, as of the effective date of the Asset Sale of the respective division shall become fully vested in their Non-Safe Harbor Non-Elective Contribution Accounts.

2.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

ENPRO INDUSTRIES, INC.

/s/ Myra Rogers	By:	/s/ Stephen V. Spradling
Witness
	Title:	Plan Administrator

	Date:	2/28/10

SECOND AMENDMENT TO THE

ENPRO INDUSTRIES, INC. RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES

WHEREAS, EnPro Industries, Inc. (the “Employer”) adopted a restatement of the EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees (the “Plan”), effective as of January 1, 2009;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to credit service with CC Technology and Progressive Premier, Inc.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of August 2, 2010:

1.	Section 2.2 of the Adoption Agreement is amended as follows:

2.2 Predecessor Service. ☒ Service with the following entity or entities will be credited as selected in (a), (b), (c), (d) and (e) below: (this section need only be completed if the Employer does not maintain the plan of the predecessor employer) Tex-o-lon from February 1, 1998; Metallic Gaskets from January 1, 1996 through December 31, 1997; USA Parts & Service (effective August 6, 2009) and CC Technology and Progressive Premier, Inc. effective August 2, 2010

(a)	☐	Elective Deferrals, QMACs and QNECs. Service with an entity listed above will be given for eligibility purposes under Section 3.2(a) of the Adoption Agreement.

(b)	☐	ADP Safe Harbor Contributions. Service with an entity listed above will be given for eligibility purposes under Section 3.2(b) of the Adoption Agreement.

(c)	☐	ACP Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(c) of the Adoption Agreement

		☐	Vesting purposes under Section 10.3 of the Adoption Agreement

(d)	☐	Non-Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(d) of the Adoption Agreement

		☐	Vesting purposes under Section 10.4 of the Adoption Agreement

(e)	☒	Non-Safe Harbor Non-Elective Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(e) of the Adoption Agreement

		☒	Vesting purposes under Section 10.5 of the Adoption Agreement

2.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

ENPRO INDUSTRIES, INC.

/s/ Stephen V. Spradling	By:	/s/ Robert P. McKinney
Witness
	Title:	Vice President – Human Resources

	Date:	10/18/11

THIRD AMENDMENT TO THE

ENPRO INDUSTRIES, INC. RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES

WHEREAS, EnPro Industries, Inc. (the “Employer”) adopted a restatement of the EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees (the “Plan”), effective as of January 1, 2009;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to credit service with Hydrodyne and Technetics.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of November 1, 2010:

1.	Section 2.2 of the Adoption Agreement is amended as follows:

2.2 Predecessor Service. ☒ Service with the following entity or entities will be credited as selected in (a), (b), (c), (d) and (e) below: (this section need only be completed if the Employer does not maintain the plan of the predecessor employer) Tex-o-lon from February 1, 1998; Metallic Gaskets from January 1, 1996 through December 31, 1997; USA Parts & Service (effective 8/6/09); CC Technology (effective 7/30/10); Progressive Equipment, Inc. and Premier Lubrication Systems, Inc. effective 8/2/10; Hydrodyne effective 9/20/10 and Technetics effective 12/31/2009.

(a)	☐	Elective Deferrals, QMACs and QNECs. Service with an entity listed above will be given for eligibility purposes under Section 3.2(a) of the Adoption Agreement.

(b)	☐	ADP Safe Harbor Contributions. Service with an entity listed above will be given for eligibility purposes under Section 3.2(b) of the Adoption Agreement.

(c)	☐	ACP Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(c) of the Adoption Agreement

		☐	Vesting purposes under Section 10.3 of the Adoption Agreement

(d)	☐	Non-Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(d) of the Adoption Agreement

		☐	Vesting purposes under Section 10.4 of the Adoption Agreement

(e)	☒	Non-Safe Harbor Non-Elective Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(e) of the Adoption Agreement

		☒	Vesting purposes under Section 10.5 of the Adoption Agreement

2.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Third Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

ENPRO INDUSTRIES, INC.

/s/ Stephen V. Spradling	By:	/s/ Robert P. McKinney
Witness
	Title:	Vice President – Human Resources

	Date:	10/18/11

FOURTH AMENDMENT TO THE

ENPRO INDUSTRIES, INC. RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES

WHEREAS, Enpro Industries, Inc. (the “Employer”) adopted a restatement of the Enpro Industries, Inc. Retirement Savings Plan for Salaried Employees (the “Plan”), effective as of January 1, 2009; and

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to clarify various provisions and to reflect the merger of Tara Technologies 401(k) Profit Sharing Plan into the Plan:

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of the dates set forth below:

1. Section 2.2 of the Adoption Agreement is amended as follows:

2.2 Predecessor Service. ☒ Service with the following entity or entities will be credited as selected in (a), (b), (c), (d) and (e) below: (this section need only be completed if the Employer does not maintain the plan of the predecessor employer) Tex-o-lon from February 1, 1998; Metallic Gaskets from January 1, 1996 through December 31, 1997; USA Parts & Service (effective 8/6/09); CC Technology (effective 7/30/2010); Progressive Equipment, Inc. & Premier Lubrication Systems, Inc. effective 8/2/10; Hydrodyne effective 9/20/10; Technetics effective 12/31/2009; PI Bearings Techologies effective 8/1/11, and Tara Technologies effective 2/1/12.

(a)	☐	Elective Deferrals, QMACs and QNECs. Service with an entity listed above will be given for eligibility purposes under Section 3.2(a) of the Adoption Agreement.

(b)	☐	ADP Safe Harbor Contributions. Service with an entity listed above will be given for eligibility purposes under Section 3.2(b) of the Adoption Agreement.

(c)	☐	ACP Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(c) of the Adoption Agreement

		☐	Vesting purposes under Section 10.3 of the Adoption Agreement

(d)	☐	Non-Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(d) of the Adoption Agreement

		☐	Vesting purposes under Section 10.4 of the Adoption Agreement

(e)	☒	Non-Safe Harbor Non-Elective Contributions. Service with an entity listed above will be credited for: (check all that apply)

		☐	Eligibility purposes under Section 3.2(e) of the Adoption Agreement

		☒	Vesting purposes under Section 10.5 of the Adoption Agreement

2. January 31, 2011 for employees of Pipeline Seal and Indicator, Inc. and as of January 13, 2011 for employees of Stemco Rome Tool and Die, Inc., Section 3.1(d) of the Adoption Agreement is amended as follows:

(d)	☒	Ineligible Classes for Non-Safe Harbor Matching Contributions.

		☒	Union Employees

		☒	Non-Resident Alien Employee

		☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)

		☐	Highly Compensated Employees [1]

☒	Leased Employees (not otherwise excluded by statute) [1]

☒	Employees of an Affiliated Employer that does not adopt this Plan [1]

☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]

☐	Employees who are paid primarily by salary [1]

☒	Employees who are paid primarily by the hour [1]

☐	Employees who are paid primarily by commissions [1]

☒ Other (cannot be age or service related) [1] (1) supplemental contract workers; (2) employees of Pipeline Seal and Indicator, Inc. -Goforth; (3) employees of Stemco Rome Tool and Die Co., Inc. (4) effective August 6, 2009, former employees of USA Parts & Service who became employees of the Employer as a result of a business acquisition; and (5) part-time and seasonal employees. Any part-time or seasonal employee who completes at least 1,000 hours in an eligibility computation period will be eligible to participate.

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

3. January 31, 2011 for employees of Pipeline Seal and Indicator, Inc. and as of January 13, 2011 for employees of Stemco Rome Tool and Die Co., Inc., Section 3.1(e) of the Adoption Agreement is amended as follows:

(e)	☒	Ineligible Classes for Non-Safe Harbor Non-Elective Contributions.

		☒	Union Employees

		☒	Non-Resident Alien Employee

		☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)

		☐	Highly Compensated Employees [1]

		☒	Leased Employees (not otherwise excluded by statute) [1]

		☒	Employees of an Affiliated Employer that does not adopt this Plan [1]

		☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]

		☐	Employees who are paid primarily by salary [1]

		☒	Employees who are paid primarily by the hour [1]

		☐	Employees who are paid primarily by commissions [1]

☒ Other (cannot be age or service related) [1] (1) supplemental contract workers; (2) employees of Pipeline Seal and Indicator, Inc. -Goforth; (3) employees of Stemco Rome Tool and Die Co., Inc.; 4) effective August 6, 2009, former employees of USA Parts & Service who became employees of the Employer as a result of a business acquisition; (5) any Employee accruing benefits under a defined benefit plan of the Employer for any Plan Year; (6) employees of V. W. Kaiser Engineering, Inc.; and (7) part-time and seasonal employees. Any part-time or seasonal employee who completes at least 1,000 hours in an eligibility computation period will be eligible to participate.

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

4. Effective February 1, 2012, the following item is added to the Protected Benefits Addendum to the Adoption Agreement:

8.	Accounts merged from the Tara Technologies 401(k) Profit Sharing Plan will be subject to the following provisions: (1) a 3-year cliff vesting schedule shall apply to Non-Safe Harbor Non-Elective (profit sharing) Accounts of all former employees of Tara Technologies who terminated employment prior to February 1, 2012; (2) Non-Safe Harbor Non-Elective Accounts of employees of Tara Technologies who are employed as of February 1, 2012 will be 100% vested; (3) Non-Safe Harbor Matching Contribution Accounts are 100% vested; and (4) Participants who have been participants for at least 5 years can take an in-service distribution from vested Non-Safe Harbor Matching Contribution Accounts and Non-Safe Harbor Non-Elective Accounts that have accumulated for at least 2 years.

5. Additional Non-Safe Harbor Matching Contribution Addendum #2 and #3 are appended to the document.

6. In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Fourth Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

BENEFITS COMMITTEE OF ENPRO INDUSTRIES, INC.

/s/ Stephen V. Spradling	By:	/s/ Robert P. McKinney
Witness
	Title:	VP, Human Resources

	Date:	11/30/11

ADDITIONAL NON-SAFE HARBOR MATCHING CONTRIBUTIONS

ADDENDUM #  1

Plan Name	EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees

1.1	Non-Safe Harbor Matching Contribution # 1 . In addition to the Non-Safe Harbor Matching Contributions made pursuant to Section 6 of the Adoption Agreement, the Employer may make Non-Safe Harbor Matching Contribution # 1 to the Plan in accordance with this Addendum. These contributions are not intended to automatically satisfy the ACP Test.

1.2	Eligible Employees. Solely for purposes of Non-Safe Harbor Matching Contribution # 1 , all Employees of the Employers indicated in paragraph (a) below are considered Eligible Employees unless otherwise indicated in paragraph (b) below.

	(a)	Employees of the following Employers are eligible for Non-Safe Harbor Matching Contribution # 1 :
		1.	EnPro Industries, Inc. (for former employees of USA Parts & Service), effective August 6, 2009
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.

	(b)	☒	Notwithstanding paragraph (a), the following classes of Employees of the Employers indicated in paragraph (a) are not eligible for Non-Safe Harbor Matching Contribution # 1 : (check all that apply)

			☒	Union Employees
			☒	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees [1]
			☒	Leased Employees (not otherwise excluded by statute) [1]
			☒	Employees of an Affiliated Employer that does not adopt this Plan [1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]
			☐	Employees who are paid primarily by salary [1]
			☒	Employees who are paid primarily by the hour [1]
			☐	Employees who are paid primarily by commissions [1]
			☒	Other (cannot be age or service related) [1]	(1) supplemental contract workers; (2) part-time and seasonal employees; (3) employees of Air Perfection, Inc.; and (4) all Employees other than former employees of USA
Parts & Service who became Employees of the Employer in connection with a business acquisition. Any part-
time or seasonal employee who completes at least 1,000 hours of service in an eligibility computation period will be eligible to participate.

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

1.3	Minimum Age and Service Requirements. Solely for purposes of Non-Safe Harbor Matching Contribution # 1 , an Eligible Employee (see Section 1.2 above) will be eligible to enter the Plan as a Participant on the applicable Entry Date upon satisfying the following age and/or service requirements:

	(a)	Age Requirement 0 (max. 21 – enter zero if none)

	(b)	Service Requirement (check one)
		☒	1)	None
		☐	2)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	3)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
		☐	4)	-week Period of Service (max. 104, but Vesting must be 100% if more than 52 weeks are used)

Prototype 401(k) Non-Std.	Page 1 of 5	IRS Serial No: M391053a

		☐	5)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)
		☐	6)	Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	7)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
		☐	8)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
		☐	9)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

1.4	Entry Dates. Solely for purposes of Employer contribution # 1 , an Eligible Employee who has satisfied the age and service requirements in Section 1.3 will enter the Plan as a Participant on the entry date selected below.

Note: If Section 1.3(b)(7), (8) or (9) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date(s) selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st, 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1]         This option cannot be checked if the age requirement in 1.3(a) is 21 and/or if one of the following service requirements is checked: 1.3(b)(2); 1.3(b)(3) and the number of months selected is more than 6; 1.3(b)(4) and the number of weeks selected is more than 26; 1.3(b)(5) and the number of days selected is more than 182; or 1.3(b)(6).

1.5	Contribution Formula. Non-Safe Harbor Matching Contribution # 1 made pursuant to the terms of this Addendum will be determined in accordance with the formula selected below.

	(a)	☐	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

			☐	% (max. 100%) of a Benefiting Participant’s Elective Deferrals
			☐	% of a Benefiting Participant’s Compensation (the % cannot exceed the minimum deferral % in 4.4(a))
			☐	$ for a Benefiting Participant
			☐	The lesser of % of a Benefiting Participant’s Compensation or $
			☐	% (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☒	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to 50% (max. 100%) of each Benefiting Participant’s Elective Deferrals ☒ not to exceed the following for an Allocation Period:

			☒	Elective Deferrals in excess of 6 % of each Benefiting Participant’s Compensation
			☐	$ for each Benefiting Participant

Prototype 401(k) Non-Std.	Page 2 of 5	IRS Serial No: M391053a

☐ The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

	(d)	☐	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

☐ 1st tier % of Elective Deferrals that do not exceed % of Compensation
☐ 2nd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 3rd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 4th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 5th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 6th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 7th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 8th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 9th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 10th tier % of Elective Deferrals that exceed % but not % of Compensation

	(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service Matching %

            to                                             %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                             %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                             %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                             %    < ☐ up to $             > < ☐ up to            % of Compensation >

            to                                             %    < ☐ up to $             > < ☐ up to            % of Compensation >

1.6	Allocation Requirements. Any Employee who has entered the Plan as a Participant for purposes of Non-Safe Harbor Matching Contribution # 1 and who makes an Elective Deferral during an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant for that Allocation Period for purposes of Non-Safe Harbor Matching Contribution # 1 as indicated below < ☒ provided the Participant is still an Eligible Employee under Section 1.2(b) on the last day of the Allocation Period (or earlier Termination of Employment) >.

	(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of their death or Disability (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

Prototype 401(k) Non-Std.	Page 3 of 5	IRS Serial No: M391053a

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

1.7	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.8	☐	Voluntary Employee Contributions. Voluntary Employee Contribution will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.9	Vesting. A Participant’s Vested Interest in any Non-Safe Harbor Matching Contribution # 1 which is allocated to his or her Participant’s Account under this Addendum will be determined by the provisions selected below.

	(a)	The Vesting schedule in a non-Top Heavy Plan Year is: (check one)
		☒	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(b)	The Vesting schedule in a Top Heavy Plan Year is: (check one)
		☐	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraph (a) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

1.10	Allocation of Forfeitures. Forfeitures of Non-Safe Harbor Matching Contribution # 1 which are not used to pay administrative expenses as permitted under Section 3.4 of the Basic Plan will be allocated (or used) as selected below.

	(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)
		☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

	(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:
☐ Pro-rata based on his or her Compensation for the Plan Year
☐ Pro-rata based on his or her Elective Deferrals for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

Prototype 401(k) Non-Std.	Page 4 of 5	IRS Serial No: M391053a

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under (a)(3) above:
			☐	Those who are Participants for Elective Deferral purposes
			☐	Those who are Participants for Non-Safe Harbor Matching Contribution purposes
			☐	Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 1.6 of this Addendum.

1.12	Definition of Compensation. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contribution # 1 will be determined as indicated below.

	(a)	Compensation is defined as: (check one)
		☒	Form W-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
		☒	Be included as Compensation
		☐	Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)
		☒	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
			☐	1) Compensation received prior to becoming a Participant for Non-Safe Harbor Non-Elective Contributions
			☐	2) Compensation received while an ineligible Employee under Section 1.2 of this Addendum
			☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
			☐	4) Post-Severance Compensation [1]
			☐	5) Deemed 125 Compensation [1]
			☐	6) Bonuses [1]
			☐	7) Overtime [1]
			☐	8) Commissions [1]
			☒	9) Other (describe) [1]	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants;
performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships.

1         If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect: (check all that apply)
		☐	Highly Compensated Employees
		☐	Other (cannot be a class that only includes NHCEs)

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Robert P. McKinney	Title	VP, Human Resources

Print Name	Robert P. McKinney	Date	11/30/11

Prototype 401(k) Non-Std.	Page 5 of 5	IRS Serial No: M391053a

ADDITIONAL NON-SAFE HARBOR MATCHING CONTRIBUTIONS

ADDENDUM #  2

Plan Name	EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees

1.1	Non-Safe Harbor Matching Contribution # 2 . In addition to the Non-Safe Harbor Matching Contributions made pursuant to Section 6 of the Adoption Agreement, the Employer may make Non-Safe Harbor Matching Contribution # 2 to the Plan in accordance with this Addendum. These contributions are not intended to automatically satisfy the ACP Test.

1.2	Eligible Employees. Solely for purposes of Non-Safe Harbor Matching Contribution # 2 , all Employees of the Employers indicated in paragraph (a) below are considered Eligible Employees unless otherwise indicated in paragraph (b) below.

	(a)	Employees of the following Employers are eligible for Non-Safe Harbor Matching Contribution # 2 :
		1.	Pipeline Seal and Indicator, Inc. -Goforth
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.

	(b)	☒	Notwithstanding paragraph (a), the following classes of Employees of the Employers indicated in paragraph (a) are not eligible for Non-Safe Harbor Matching Contribution # 2 : (check all that apply)

			☒	Union Employees
			☒	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees [1]
			☒	Leased Employees (not otherwise excluded by statute) [1]
			☒	Employees of an Affiliated Employer that does not adopt this Plan [1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]
			☒	Employees who are paid primarily by salary [1]
			☐	Employees who are paid primarily by the hour [1]
			☐	Employees who are paid primarily by commissions [1]
			☒	Other (cannot be age or service related) [1]	Supplemental contract workers and part-time/seasonal employees.
However, any part-time/seasonal employee who works at least 1,000 hours during an eligibility computation period will be eligible to participate.

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

1.3	Minimum Age and Service Requirements. Solely for purposes of Non-Safe Harbor Matching Contribution # 2 , an Eligible Employee (see Section 1.2 above) will be eligible to enter the Plan as a Participant on the applicable Entry Date upon satisfying the following age and/or service requirements:

	(a)	Age Requirement 0 (max. 21 – enter zero if none)

	(b)	Service Requirement (check one)
		☒	1)	None
		☐	2)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	3)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
		☐	4)	-week Period of Service (max. 104, but Vesting must be 100% if more than 52 weeks are used)

Prototype 401(k) Non-Std.	Page 1 of 5	IRS Serial No: M391053a

		☐	5)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)
		☐	6)	Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	7)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
		☐	8)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
		☐	9)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

1.4	Entry Dates. Solely for purposes of Employer contribution # 2 , an Eligible Employee who has satisfied the age and service requirements in Section 1.3 will enter the Plan as a Participant on the entry date selected below.

Note: If Section 1.3(b)(7), (8) or (9) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date(s) selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1]         This option cannot be checked if the age requirement in 1.3(a) is 21 and/or if one of the following service requirements is checked: 1.3(b)(2); 1.3(b)(3) and the number of months selected is more than 6; 1.3(b)(4) and the number of weeks selected is more than 26; 1.3(b)(5) and the number of days selected is more than 182; or 1.3(b)(6).

1.5	Contribution Formula. Non-Safe Harbor Matching Contribution # 2 made pursuant to the terms of this Addendum will be determined in accordance with the formula selected below.

	(a)	☐	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

☐ % (max. 100%) of a Benefiting Participant’s Elective Deferrals
☐ % of a Benefiting Participant’s Compensation (the % cannot exceed the minimum deferral % in 4.4(a))
☐ $ for a Benefiting Participant
☐ The lesser of % of a Benefiting Participant’s Compensation or $
☐ % (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☒	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to 25% (max. 100%) of each Benefiting Participant’s Elective Deferrals ☐ not to exceed the following for an Allocation Period:

☒ Elective Deferrals in excess of 4 % of each Benefiting Participant’s Compensation
☐ $ for each Benefiting Participant

Prototype 401(k) Non-Std.	Page 2 of 5	IRS Serial No: M391053a

☐ The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

	(d)	☐	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

☐ 1st tier % of Elective Deferrals that do not exceed % of Compensation
☐ 2nd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 3rd tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 4th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 5th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 6th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 7th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 8th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 9th tier % of Elective Deferrals that exceed % but not % of Compensation
☐ 10th tier % of Elective Deferrals that exceed % but not % of Compensation

	(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service Matching %

to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >
to % < ☐ up to $ > < ☐ up to % of Compensation >

1.6	Allocation Requirements. Any Employee who has entered the Plan as a Participant for purposes of Non-Safe Harbor Matching Contribution # 2 and who makes an Elective Deferral during an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant for that Allocation Period for purposes of Non-Safe Harbor Matching Contribution # 2 as indicated below < ☒ provided the Participant is still an Eligible Employee under Section 1.2(b) on the last day of the Allocation Period (or earlier Termination of Employment) >.

	(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of their death or Disability (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

Prototype 401(k) Non-Std.	Page 3 of 5	IRS Serial No: M391053a

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

1.7	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.8	☐	Voluntary Employee Contributions. Voluntary Employee Contribution will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.9	Vesting. A Participant’s Vested Interest in any Non-Safe Harbor Matching Contribution # 2 which is allocated to his or her Participant’s Account under this Addendum will be determined by the provisions selected below.

	(a)	The Vesting schedule in a non-Top Heavy Plan Year is: (check one)
		☒	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(b)	The Vesting schedule in a Top Heavy Plan Year is: (check one)
		☐	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraph (a) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

1.10	Allocation of Forfeitures. Forfeitures of Non-Safe Harbor Matching Contribution # 2 which are not used to pay administrative expenses as permitted under Section 3.4 of the Basic Plan will be allocated (or used) as selected below.

	(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)
		☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
		☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

	(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:
☐ Pro-rata based on his or her Compensation for the Plan Year
☐ Pro-rata based on his or her Elective Deferrals for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

Prototype 401(k) Non-Std.	Page 4 of 5	IRS Serial No: M391053a

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under (a)(3) above:
☐ Those who are Participants for Elective Deferral purposes
☐ Those who are Participants for Non-Safe Harbor Matching Contribution purposes
☐ Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 1.6 of this Addendum.

1.12	Definition of Compensation. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contribution # 2 will be determined as indicated below.

	(a)	Compensation is defined as: (check one)
		☒	Form W-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
		☒	Be included as Compensation
		☐	Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)
		☒	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
☐ 1) Compensation received prior to becoming a Participant for Non-Safe Harbor Non-Elective Contributions
☐ 2) Compensation received while an ineligible Employee under Section 1.2 of this Addendum
☐ 3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
☐ 4) Post-Severance Compensation [1]
☐ 5) Deemed 125 Compensation [1]
☐ 6) Bonuses [1]
☐ 7) Overtime [1]
☐ 8) Commissions [1]
			☒ 9) Other (describe) [1]	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants;
performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships.

1         If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect: (check all that apply)
		☐	Highly Compensated Employees
		☐	Other (cannot be a class that only includes NHCEs)

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Robert P. McKinney	Title	VP, Human Resources
Print Name	Robert P. McKinney	Date	11/30/11

Prototype 401(k) Non-Std.	Page 5 of 5	IRS Serial No: M391053a

ADDITIONAL NON-SAFE HARBOR MATCHING CONTRIBUTIONS

ADDENDUM #  3

Plan Name	EnPro Industries, Inc. Retirement Savings Plan for Salaried Employees

1.1	Non-Safe Harbor Matching Contribution # 3 . In addition to the Non-Safe Harbor Matching Contributions made pursuant to Section 6 of the Adoption Agreement, the Employer may make Non-Safe Harbor Matching Contribution # 3 to the Plan in accordance with this Addendum. These contributions are not intended to automatically satisfy the ACP Test.

1.2	Eligible Employees. Solely for purposes of Non-Safe Harbor Matching Contribution # 3 , all Employees of the Employers indicated in paragraph (a) below are considered Eligible Employees unless otherwise indicated in paragraph (b) below.

	(a)	Employees of the following Employers are eligible for Non-Safe Harbor Matching Contribution # 3 :
		1.	Rome Tool and Die Co., Inc.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.

	(b)	☒	Notwithstanding paragraph (a), the following classes of Employees of the Employers indicated in paragraph (a) are not eligible for Non-Safe Harbor Matching Contribution # 3 : (check all that apply)

			☒	Union Employees
			☒	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees [1]
			☒	Leased Employees (not otherwise excluded by statute) [1]
			☒	Employees of an Affiliated Employer that does not adopt this Plan [1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees > [1]
			☒	Employees who are paid primarily by salary [1]
			☐	Employees who are paid primarily by the hour [1]
			☐	Employees who are paid primarily by commissions [1]
			☒	Other (cannot be age or service related) [1]	Supplemental contract workers and part-time/seasonal employees.
However, any part-time/seasonal employee who works at least 1,000 hours during an eligibility computation period will be eligible to participate.

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code §410(b).

1.3	Minimum Age and Service Requirements. Solely for purposes of Non-Safe Harbor Matching Contribution # 3 , an Eligible Employee (see Section 1.2 above) will be eligible to enter the Plan as a Participant on the applicable Entry Date upon satisfying the following age and/or service requirements:

	(a)	Age Requirement 0 (max. 21 – enter zero if none)

	(b)	Service Requirement (check one)
		☒	1)	None
		☐	2)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	3)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
		☐	4)	-week Period of Service (max. 104, but Vesting must be 100% if more than 52 weeks are used)

Prototype 401(k) Non-Std.	Page 1 of 5	IRS Serial No: M391053a

		☐	5)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)
		☐	6)	Year(s) of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
		☐	7)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
		☐	8)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
		☐	9)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

1.4	Entry Dates. Solely for purposes of Employer contribution # 3 , an Eligible Employee who has satisfied the age and service requirements in Section 1.3 will enter the Plan as a Participant on the entry date selected below.

Note: If Section 1.3(b)(7), (8) or (9) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date(s) selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied. [1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st , 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

[1] This option cannot be checked if the age requirement in 1.3(a) is 21 and/or if one of the following service requirements is checked: 1.3(b)(2); 1.3(b)(3) and the number of months selected is more than 6; 1.3(b)(4) and the number of weeks selected is more than 26; 1.3(b)(5) and the number of days selected is more than 182; or 1.3(b)(6).

1.5	Contribution Formula. Non-Safe Harbor Matching Contribution # 3 made pursuant to the terms of this Addendum will be determined in accordance with the formula selected below.

	(a)	☒	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

	(b)	☐	Discretionary Formula (Tiered or Non-Tiered) With Fixed Maximum. Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer may make a Non-Safe Harbor Matching Contribution for any Allocation Period equal to a discretionary percentage of each Benefiting Participant’s Elective Deferrals, not to exceed the following amount for any Allocation Period on behalf of any Benefiting Participant:

			☐	% (max. 100%) of a Benefiting Participant’s Elective Deferrals
			☐	% of a Benefiting Participant’s Compensation (the % cannot exceed the minimum deferral % in 4.4(a))
			☐	$ for a Benefiting Participant
			☐	The lesser of % of a Benefiting Participant’s Compensation or $
			☐	% (max. 100%) of a Participant Elective Deferrals that do not exceed % of his or her Compensation

	(c)	☐	Mandatory Non-Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution equal to % (max. 100%) of each Benefiting Participant’s Elective Deferrals ☐ not to exceed the following for an Allocation Period:

			☐	Elective Deferrals in excess of % of each Benefiting Participant’s Compensation
			☐	$ for each Benefiting Participant

Prototype 401(k) Non-Std.	Page 2 of 5	IRS Serial No: M391053a

		☐	The lesser of Elective Deferrals in excess of % of each Benefiting Participant’s Compensation or $

(d)	☐	Mandatory Tiered Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the amount determined by the tiered formula below. (check each tier that applies, but note that the rate of Non-Safe Harbor Matching Contributions cannot increase as Elective Deferrals increase)

		☐	1st tier % of Elective Deferrals that do not exceed % of Compensation
		☐	2nd tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	3rd tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	4th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	5th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	6th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	7th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	8th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	9th tier % of Elective Deferrals that exceed % but not % of Compensation
		☐	10th tier % of Elective Deferrals that exceed % but not % of Compensation

(e)	☐	Mandatory Years/Periods of Service Formula. The Employer must make a Non-Safe Harbor Matching Contribution for each Benefiting Participant equal to the Matching percentage indicated below of each Benefiting Participant’s Elective Deferrals based on the Benefiting Participant’s < ☐ 1-Year Periods of Service > < ☐ Years of Service, and a Year of Service for purposes of this Section is a Plan Year in which a Participant is credited with (max. 1,000) Hours of Service >, subject to any limitations indicated below. (check each tier that applies)

Years/Periods of Service	Matching %

to	% < ☐ up to $ > < ☐ up to % of Compensation >
to	% < ☐ up to $ > < ☐ up to % of Compensation >
to	% < ☐ up to $ > < ☐ up to % of Compensation >
to	% < ☐ up to $ > < ☐ up to % of Compensation >
to	% < ☐ up to $ > < ☐ up to % of Compensation >

1.6	Allocation Requirements. Any Employee who has entered the Plan as a Participant for purposes of Non-Safe Harbor Matching Contribution # 3 and who makes an Elective Deferral during an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant for that Allocation Period for purposes of Non-Safe Harbor Matching Contribution # 3 as indicated below < ☒ provided the Participant is still an Eligible Employee under Section 1.2(b) on the last day of the Allocation Period (or earlier Termination of Employment) >.

	(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☐ or Early Retirement Age >, or because of their death or Disability (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

	(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)
		☐	Will not be Benefiting Participants for that Allocation Period
		☒	Will always be Benefiting Participants regardless of Service
		☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period

Prototype 401(k) Non-Std.	Page 3 of 5	IRS Serial No: M391053a

		☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
		☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
		☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

1.7	☐	Catch-Up Contributions. Catch-Up Contributions will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.8	☐	Voluntary Employee Contributions. Voluntary Employee Contribution will be matched under the formula selected in Section 1.5 < ☐ but any limitations selected in such formula will be ignored >.

1.9	Vesting. A Participant’s Vested Interest in any Non-Safe Harbor Matching Contribution # 3 which is allocated to his or her Participant’s Account under this Addendum will be determined by the provisions selected below.

	(a)	The Vesting schedule in a non-Top Heavy Plan Year is: (check one)
		☒	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(b)	The Vesting schedule in a Top Heavy Plan Year is: (check one)
		☐	100% full and immediate
		☐	The schedule set forth below

			1 Year / Period of Service	%
			2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
			3 Years / Periods of Service	% (must be at least 40%)
			4 Years / Periods of Service	% (must be at least 60%)
			5 Years / Periods of Service	% (must be at least 80%)
			6 Years / Periods of Service	% (must be 100%)

	(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraph (a) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

	(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Non-Elective Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

1.10	Allocation of Forfeitures. Forfeitures of Non-Safe Harbor Matching Contribution # 3 which are not used to pay administrative expenses as permitted under Section 3.4 of the Basic Plan will be allocated (or used) as selected below.

	(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)

	☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
	☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
	☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

(b)	☐	Method of Allocation. Forfeitures allocated under (a)(3) will be allocated to each Benefiting Participant as follows:
☐ Pro-rata based on his or her Compensation for the Plan Year
☐ Pro-rata based on his or her Elective Deferrals for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contributions for the Plan Year
☐ Pro-rata based on his or her Non-Safe Harbor Matching Contribution Account balance

Prototype 401(k) Non-Std.	Page 4 of 5	IRS Serial No: M391053a

	(c)	☐	Participants Eligible to Be Benefiting Participants. The following are eligible to be Benefiting Participants for an Allocation Period with respect to Forfeitures allocated under (a)(3) above:
☐ Those who are Participants for Elective Deferral purposes
☐ Those who are Participants for Non-Safe Harbor Matching Contribution purposes
☐ Those who are Participants for Non-Safe Harbor Non-Elective Contribution purposes

	(d)	☐	Benefiting Participants. Any Participant selected in paragraph (c) < ☐ who is a NHCE for the Allocation Period > will be a Benefiting Participant for purposes of the allocations under paragraph (a)(3) above, provided the Participant also satisfies the applicable requirements in Section 1.6 of this Addendum.

1.12	Definition of Compensation. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contribution # 3 will be determined as indicated below.

	(a)	Compensation is defined as: (check one)
		☒	Form W-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
		☒	Be included as Compensation
		☐	Not be included as Compensation

	(c)	The Compensation measuring period is the: (check one)
		☒	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
☐ 1) Compensation received prior to becoming a Participant for Non-Safe Harbor Non-Elective Contributions
☐ 2) Compensation received while an ineligible Employee under Section 1.2 of this Addendum
☐ 3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
☐ 4) Post-Severance Compensation [1]
☐ 5) Deemed 125 Compensation [1]
☐ 6) Bonuses [1]
☐ 7) Overtime [1]
☐ 8) Commissions [1]
			☒ 9) Other (describe) [1]	Special pay or benefits; stock option exercise; restricted stock grants; preferred stock grants;
performance share grants; long term incentive cash payments; education and tuition; auto allowance; taxable moving items; signing bonuses; retention bonuses; severance earnings; and reimbursements for gym memberships.

1         If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

(e)	☐	The amounts excluded under (d)(4) – (9) will only be excluded with respect: (check all that apply)
		☐	Highly Compensated Employees
		☐	Other (cannot be a class that only includes NHCEs)

SIGNATURE OF THE PLAN SPONSOR

By	/s/ Robert P. McKinney	Title	VP, Human Resources
Print Name	Robert P. McKinney	Date	11/30/11

Prototype 401(k) Non-Std.	Page 5 of 5	IRS Serial No: M391053a